UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09037

Nuveen Investment Trust III

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kathleen L. Prudhomme

Vice President and Secretary

901 Marquette Avenue

Minneapolis, Minnesota 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: September 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Taxable Fixed Income Funds

Annual Report September 30, 2017

Class / Ticker Symbol
Fund Name	Class A	Class C	Class R6	Class I	Class T

Nuveen Symphony Credit Opportunities Fund	NCOAX	NCFCX	NCSRX	NCOIX	NCSTX
Nuveen Symphony Floating Rate Income Fund	NFRAX	NFFCX	NFRFX	NFRIX	NFRTX
Nuveen Symphony High Yield Bond Fund	NSYAX	NSYCX	NSYFX	NSYIX	—

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Asset prices have steadily climbed this year, propelled by a “Goldilocks” economic scenario that enabled markets to sidestep geopolitical tensions, natural disasters, terrorism events and political noise. The U.S. economy continued to run not too hot, not too cold, with steady growth and low levels of unemployment, inflation and interest rates. Corporate earnings have been healthy and recession risk appeared low. At the same time, growth across the rest of the world has improved as well, leading to upward revisions in global growth projections.

Yet, a global synchronized recovery also brings the prospect of higher inflation. Central banks have to manage the delicate balance between too-loose financial conditions, which risks economies overheating, and too-tight conditions, which could trigger recession. The nominee for Chairman of the U.S. Federal Reserve (Fed), Jerome Powell, is largely expected to maintain the course set by Chair Janet Yellen after her term expires in February 2018. However, uncertainties about fiscal policy remain, particularly as Congress is currently working on a tax overhaul plan. Depending on the details of a tax bill and whether it passes, the Fed’s job of managing interest rates could become more complicated in the years ahead.

Meanwhile, politics will remain in the forefront. The U.S. debt ceiling debate resumes in December 2017 when the current extension of the debt limit expires, and rebuilding continues in the wake of Hurricanes Harvey, Irma and Maria. The ongoing “Brexit” negotiations and the North American Free Trade Agreement (NAFTA) talks may impact key trade and political partnerships. Tensions with North Korea may continue to flare.

The magnitude of the market’s bullishness this year has been somewhat surprising. But gains may not be so easy in the coming years. Nobody can predict market shifts, which is why Nuveen encourages you to talk to your financial advisor to ensure your investment portfolio is appropriately diversified for your objectives, time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

November 22, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Symphony Credit Opportunities Fund

Nuveen Symphony Floating Rate Income Fund

Nuveen Symphony High Yield Bond Fund

The Fund’s portfolios are managed by Symphony Asset Management LLC, (Symphony), an affiliate of Nuveen, LLC. Gunther Stein, Chief Investment Officer and Chief Executive Officer at Symphony and Jenny Rhee manage the Nuveen Symphony Credit Opportunities Fund and the Nuveen Symphony High Yield Bond Fund, while Gunther and Scott Caraher oversee the investments of the Nuveen Symphony Floating Rate Income Fund.

Here they discuss U.S. economic and financial market conditions, key investment strategies and performance of the Funds for the twelve-month reporting period ended September 30, 2017.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended September 30, 2017?

The U.S. economy continued to expand at a below-trend pace in the reporting period overall but did mark two consecutive quarters of 3% or better growth in the second and third quarters of 2017. The Bureau of Economic Analysis reported its “advance” estimate of third-quarter gross domestic product (GDP) at an annualized rate of 3.0%, down slightly from 3.1% in the second quarter, but beating analysts’ expectations that Hurricanes Harvey, Irma and Maria would have more meaningfully depressed output. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Despite some softening in shopping and dining out activity due to the hurricanes, consumer spending remained the main driver of demand in the economy. Business investment had been muted for most of the recovery but has accelerated in 2017, the “hard” data now falling more in line with the highly optimistic business sentiment levels, or “soft” data, seen after President Trump won the election.

Elsewhere in the economy, the labor market continued to tighten, with unemployment staying below 5% over the course of the reporting period. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.2% in September 2017 from 4.9% in September 2016 and job gains averaged around 181,000 per month for the past twelve months. Higher energy prices, especially gasoline, helped drive a steady increase in inflation over this reporting period. The twelve-month change in the Consumer Price Index (CPI) increased 2.2% over the twelve-month reporting period ended September 30, 2017 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 1.7% during the same period, slightly below the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%. The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

National Home Price Index, which covers all nine U.S. census divisions, recorded a 6.1% annual gain in August 2017 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 5.3% and 5.9%, respectively.

With the U.S. economy delivering a sustainable, while muted, growth rate, the Fed’s policy making committee raised its main benchmark interest rate in December 2016, March 2017 and June 2017. These moves were widely expected by the markets, as were the Fed’s decisions to leave rates unchanged at the July and September 2017 meetings. (There was no August meeting.) The Fed also announced it would begin reducing its balance sheet in October 2017 by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption. The Fed also signaled its intention to raise its target interest rate one more time in 2017.

While the markets remained comfortable with the course of monetary policy during this reporting period, the political environment was frequently a source of uncertainty. Markets were initially highly optimistic about pricing in the new administration’s “pro-growth” fiscal agenda after Donald Trump won the election. However, several attempts at health care reform were unable to pass in Congress, which weakened the outlook for the remainder of President Trump’s agenda. The hurricanes caused enormous devastation in Texas, Florida and Puerto Rico, which will require federal aid. The debt ceiling vote, expected to be a protracted showdown in Congress, turned out to be a non-event after the Republican president and Congressional Democrats reached a compromise in early September (although the debate will resume when the current extension expires in December 2017). Toward the end of the reporting period, legislators refocused their efforts on tax reform. In October (after the close of the reporting period), President Trump nominated Jerome Powell to succeed Fed Chair Janet Yellen when her term expires in February 2018. Geopolitical risks also remained prominent, with the ongoing renegotiation of the North American Free Trade Agreement (NAFTA); the start of “Brexit” talks between the U.K. and European Union; closely watched elections in the Netherlands, France and Germany; and escalating tensions between the U.S. and North Korea.

During the reporting period, the loan market benefited from increased investor demand as the U.S. Fed initiated a series of interest rate hikes increasing short-term interest rates. Technicals continue to be supportive of the asset class and the outlook for loans remains constructive with default rates anticipated to remain well below their historical averages and fundamentals continue to be supportive as any additional increases to the U.S. Funds rate may provide a positive credit spread to investors. The broad leveraged loan market, as represented by the Credit Suisse Leveraged Loan Index, produced returns of 5.36% for the twelve-month reporting period. The high yield market represented by the ICE BofA/Merrill Lynch U.S. High Yield Master II Index returned 9.06%.

What was the primary investment strategy for each Fund and how did this strategy affect the Fund’s performance for the twelve-month reporting period ended September 30, 2017?

Our investment process for the Nuveen Symphony Credit Opportunities Fund, the Nuveen Symphony Floating Rate Income Fund and the Nuveen Symphony High Yield Bond Fund is based upon fundamental, bottom-up credit analysis. After assessing sector dynamics, company business models and asset quality, our analysts make specific recommendations based on the relative value of the various types of debt within a company’s capital structure. We evaluate the potential upside and downside to any credit and concentrate our efforts on sectors with sufficient transparency to assess the downside risk in firms that have enough assets to support meaningful recovery in case of default.

All of these Funds have owned, or currently own, loans with the London Inter-Bank Offered Rate (LIBOR) floor feature. This feature provided for minimum coupon levels on loans during a time when short term interest rates, which serve as a basis for a loan’s floating coupon rate, fell to historic lows in the years following the financial crisis. The floating-rate coupon on most senior loans is reset frequently (typically every three months) based on a short-term interest rate (usually 90-day U.S. LIBOR) plus a fixed spread. For example if the current short-term interest rate is 150 basis points (bp) (1.5%), and the spread is 400 bp, the resulting coupon will be 5.5%. LIBOR floors, as the name suggests, put a “floor” on the short term interest rate used in this calculation. For instance, in the previous example, if the loan has a 100 bp LIBOR floor the coupon will remain at 5%, even at times when short-term rates are below 100 bp. The coupon will once again begin to float at times when short-term rates are above 100 bp. Although many loans have LIBOR floors (the asset class is one of the few that will float when interest rates begin to rise), we believe the senior loan asset class provides fixed income oriented investors with a potential safeguard from a secular rise in interest rates.

6	NUVEEN

Nuveen Symphony Credit Opportunities Fund

The Fund’s Class A Shares at NAV outperformed the Custom Benchmark Index and the Lipper High Yield Funds Classification Average, but underperformed the ICE BofA/Merrill Lynch U.S. High Yield Master II Index during the reporting period.

The Fund seeks current income and capital appreciation by investing primarily in debt instruments such as bonds, loans and convertible securities, a substantial portion of which may be rated below investment grade or, if unrated, of comparable quality. As of the end of the reporting period, the Fund’s portfolio had 14.2% senior loans and 80.6% high yield bonds. The Fund may utilize derivatives, including options, futures contracts, options on futures contracts, swap agreements, including interest rate swaps, total return swaps and credit default swaps and options on swap agreements.

All sectors positively contributed to performance. In particular, the corporate bonds of consumer discretionary holdings Scientific Games International Inc. contributed to performance. The leading provider of gaming and lottery systems rallied on the combination of high yield market momentum, modest operating gains and the announcement of a planned acquisition of a competitor. We believe the company will benefit further from its corporate restructuring and continue to own the bonds. Also positively contributing were the bonds of telecommunication services holding IntelSat Limited. The company’s bonds rose on the announcement of a merger with a peer company. Lastly, the loans of information technology holding BMC Software Finance Inc. contributed to performance. The loans contributed nicely to returns as the market’s increased confidence in the company’s ability to deliver positive earnings and draw increased revenue from recent new products helped boost prices during the reporting period.

Several factors detracted from the Fund’s performance, including the loans of consumer discretionary holding Gymboree Corporation. The bonds and loans of the retail company weighed on returns as poor execution by management compounded by a competitive retail environment led to weakened earnings results announced during the reporting period. In addition, the bonds of media company, iHeartCommunications, Inc. (formerly Clear Channel Communications, Inc.) detracted from performance as the company is working to pursue a consensual exchange with creditors in an attempt to deleverage its balance sheet and focus on improving operating margins.

During the current fiscal period, the Fund managed credit exposure by investing in credit default swaps. The credit default swaps had a negligible impact on performance during the reporting period.

Nuveen Symphony Floating Rate Income Fund

The Fund’s Class A Shares at NAV underperformed the Credit Suisse Leveraged Loan Index, but outperformed the Lipper Loan Participation Funds Classification Average during the reporting period.

The Fund seeks current income and capital appreciation by investing primarily in floating rate loans and other floating rate securities, a substantial portion of which will be rated below investment grade. The Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in floating rate securities. Floating rate securities are defined to include floating rate loans, other floating rate debt securities, money market securities and shares of money market and short-term bond funds. The Fund may invest up to 20% of its net assets in other securities, which would primarily be fixed rate debt securities, convertible securities and equity securities received as a result of the restructuring of an issuer’s debt. A substantial portion of the Fund’s assets generally will be invested in securities rated below investment grade or, if unrated, deemed to be of comparable quality. The Fund may utilize derivatives, including options, futures contracts, options on futures contracts, swap agreements, including interest rate swaps, total return swaps, credit default swaps and options on swap agreements.

During the reporting period, the Fund’s capital was deployed into assets that we believe offered attractive current income and yield for the associated risk profile. Fundamentally, we believe that many of these companies have stable businesses, good asset coverage for senior debt holders and may perform well in a stable to slow-growth environment.

Several sectors positively contributed to performance, including the loans of telecommunication satellite services holding IntelSat Limited. The company reported earnings during the reporting period that were better than investor expectations and the company successfully completed a debt exchange in an effort to address its high leverage levels. Additionally, a competitor approached the company about a potential merger but discussions fell apart when terms were not satisfactory to all stakeholders. The loans of a

NUVEEN	7

Portfolio Managers’ Comments (continued)

large media company, Cumulus Media, Inc., also contributed to performance as earnings began to show signs of stabilization after being under pressure for a number of quarters. Additionally, lenders successfully blocked attempts by the company and bondholders to dilute collateral pledged to the lenders, causing the loan to trade higher. Also contributing to performance was Scientific Games Corporation, a slot machine manufacturer and lottery services provider. The loan traded up during the reporting period as the company posted positive results and announced an acquisition of a competitor. The company also previewed new products and content that was positively received by industry pundits at the industry’s annual trade show.

Conversely, the loans of an offshore energy logistics company, Harvey Gulf International Marine, Inc., weighed on performance during the reporting period. The offshore energy services market remains weak as oil prices remained near multi-year lows which continued to pressure results. The company was downgraded by Moody’s as a result of its increasing financial leverage and weak liquidity profile. Also detracting from performance was Cengage Learning Acquisitions, Inc., a publisher of higher education learning content and textbooks. The company increased leverage in 2016 for an equity distribution. Earnings in 2017 were negatively impacted by weaker industry conditions and company specific execution, causing the loan to trader lower. Petco Animal Supplies, Inc., a pet supply retailer, also weighed on performance. The retail sector was the weakest performing sector of the loan market for the reporting period and the company was not immune to the impact of increased competition from online competitors.

Nuveen Symphony High Yield Bond Fund

The Fund’s Class A Shares at NAV outperformed both the ICE BofA/Merrill Lynch U.S. High Yield Master II Index and the Lipper High Yield Funds Classification Average during the reporting period.

The Fund seeks current income and capital appreciation by investing primarily in below investment grade bonds using a bottom up, research driven process. The Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds rated below investment grade or, if unrated, of comparable quality. The Fund may invest up to 20% of its net assets, collectively, in bank loans, convertible securities and equity securities. We base our investment process on fundamental, bottom-up credit analysis. After assessing sector dynamics, company business models and asset quality, our analysts make specific recommendations based on the relative value of the various types of debt within a company’s capital structure. We concentrate our efforts on sectors with sufficient transparency to assess the downside risk and in firms with enough assets to support meaningful recovery in case of default. Our focus on downside risk management favors opportunities wherein valuations can be quantified and risks assessed. The Fund may utilize derivatives, including options, futures contracts, options on futures contracts, swap agreements, including interest rate swaps, total return swaps, credit default swaps and options on swap agreements.

Several factors contributed to the Fund’s outperformance during the reporting period. All sectors positively contributed to performance. In particular, the corporate bonds of consumer discretionary holdings Scientific Games International Inc. contributed to performance. The leading provider of gaming and lottery systems rallied on the combination of high yield market momentum, improving operating gains and the company’s announcement of a planned acquisition of a competitor. We believe the company will benefit further from its corporate restructuring and continue to own the bonds. Also positively contributing were the bonds of telecommunication services holding IntelSat Limited. The company’s bonds rose on the announcement of a merger with a peer company. Lastly, the loans of information technology holding BMC Software Finance Inc. contributed to performance. The loans contributed nicely to returns as the market’s increased confidence in the company’s ability to deliver positive earnings and draw increased revenue from recent new products helped boost prices during the reporting period.

Those holdings that detracted from the Fund’s performance included the loans of consumer discretionary holding Gymboree Corporation. The loans of the retail company weighed on returns as poor execution by management compounded by a competitive retail environment led to weakened earnings results announced during the period. Lastly, bonds of media company, iHeartCommunications, Inc. (formerly Clear Channel Communications, Inc.) detracted from performance as the company is working to pursue a consensual exchange with creditors in an attempt to deleverage its balance sheet and focus on improving operating margins.

8	NUVEEN

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen Symphony Credit Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The value of the Fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the underlying securities. This Fund is subject to loan settlement risk due to the lack of established settlement standards or remedies for failure to settle.

Nuveen Symphony Floating Rate Income Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The value of the Fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the underlying securities. This Fund is subject to loan settlement risk due to the lack of established settlement standards or remedies for failure to settle.

Nuveen Symphony High Yield Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, liquidity risk, income risk and bond market liquidity risk which is the risk that Fund performance can be negatively affected if the Fund must sell securities at lower prices due to decreased market liquidity and increased price volatility when primary dealers of bonds have low inventories relative to the overall fixed income markets. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Because the Fund currently has less assets than a larger Fund, large inflows and outflows may impact the Fund’s market exposure and subsequently its performance. Redemption of a large number of shares may subject the Fund and its shareholders to leverage risk and disrupt the overall composition of the Fund’s portfolio and thereby impede the ability to pursue the investment strategy.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of September 30, 2017, the Funds had positive UNII balances for tax purposes and negative UNII balances for financial reporting purposes.

NUVEEN	9

Risk Considerations and Dividend Information (continued)

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

10	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	11

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Credit Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2017

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	8.95%	5.45%	7.05%
Class A Shares at maximum Offering Price	3.78%	4.43%	6.35%
ICE BofA/Merrill Lynch U.S. High Yield Master II Index	9.06%	6.38%	7.53%
Custom Benchmark Index	7.58%	5.61%	6.54%
Lipper High Yield Funds Classification Average	7.72%	5.19%	6.44%

Class C Shares	8.15%	4.67%	6.25%
Class I Shares	9.26%	5.71%	7.31%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	9.32%	4.45%
Class T Shares*	N/A	1.84%
Class T Shares at maximum Offering Price*	N/A	(0.07)%

Since inception returns for Class A, Class C and Class I Shares, and for the comparative index and Lipper category average, are from 4/28/10. Since inception return for Class R6 Shares and Class T Shares are from 10/01/14 and 5/31/17, respectively. Since inception return for Class T Shares are cumulative. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales charge (Offering Price).

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I	Class T*
Gross Expense Ratios	1.03%	1.79%	0.70%	0.78%	1.03%
Net Expense Ratios	1.00%	1.75%	0.67%	0.75%	1.00%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through January 31, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% (1.35% after July 31, 2019) of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 Shares will be less than the expenses limitation. The expense limitation expiring July 31, 2019 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Class T Shares are not available for public offering.

12	NUVEEN

Growth of an Assumed $10,000 Investment as of September 30, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	13

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Floating Rate Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of September 30, 2017

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	4.95%	4.30%	4.65%
Class A Shares at maximum Offering Price	1.80%	3.66%	4.16%
Credit Suisse Leveraged Loan Index	5.36%	4.40%	4.40%
Lipper Loan Participation Funds Classification Average	4.62%	3.45%	3.54%

Class C Shares	4.12%	3.51%	3.86%
Class I Shares	5.20%	4.57%	4.91%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	5.26%	3.91%
Class T Shares*	N/A	0.60%
Class T Shares at maximum Offering Price*	N/A	(1.92)%

Since inception returns for Class A, Class C and Class I Shares, and for the comparative index and Lipper category average, are from 5/02/11. Since inception return for Class R6 Shares and Class T Shares are from 1/28/15 and 5/31/17, respectively. Since inception return for Class T Shares are cumulative. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $500,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales charge (Offering Price).

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I	Class T*
Expense Ratios	1.00%	1.75%	0.70%	0.75%	1.00%
*	Class T Shares are not available for public offering.

14	NUVEEN

Growth of an Assumed $10,000 Investment as of September 30, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	15

Fund Performance and Expense Ratios (continued)

Nuveen Symphony High Yield Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of September 30, 2017

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	9.25%	5.93%
Class A Shares at maximum Offering Price	4.06%	4.87%
ICE BofA/Merrill Lynch U.S. High Yield Master II Index	9.06%	6.08%
Lipper High Yield Funds Classification Average	7.72%	4.85%

Class C Shares	8.46%	5.13%
Class R6 Shares	9.55%	12.78%
Class I Shares	9.52%	6.18%

Since inception returns for Class A, Class C and Class I Shares are from 12/10/12. Since inception returns for Class R6 Shares are from 6/30/16. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.83%	2.59%	1.56%	1.59%
Net Expense Ratios	1.00%	1.75%	0.72%	0.75%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2019, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 Shares will be less than the expenses limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

16	NUVEEN

Growth of an Assumed $10,000 Investment as of September 30, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	17

Yields as of September 30, 2017

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Symphony Credit Opportunities Fund

	Share Class
	Class A1	Class C	Class R6	Class I	Class T1
Dividend Yield	5.98%	5.52%	6.53%	6.51%	6.12%
SEC 30-Day Yield-Subsidized	4.98%	4.47%	5.60%	5.47%	5.09%
SEC 30-Day Yield-Unsubsidized	4.98%	4.47%	5.59%	5.47%	5.09%

Nuveen Symphony Floating Rate Income Fund

	Share Class
	Class A1	Class C	Class R6	Class I	Class T1
Dividend Yield	4.06%	3.42%	4.42%	4.43%	4.08%
SEC 30-Day Yield-Subsidized	3.07%	2.42%	3.75%	3.40%	3.32%
SEC 30-Day Yield-Unsubsidized	3.07%	2.42%	3.75%	3.40%	3.32%

Nuveen Symphony High Yield Bond Fund

	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	6.21%	5.75%	6.75%	6.77%
SEC 30-Day Yield-Subsidized	5.29%	4.80%	5.82%	5.80%
SEC 30-Day Yield-Unsubsidized	4.10%	3.55%	4.58%	4.55%

1	The SEC Yield for Class A Shares and Class T Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

18	NUVEEN

Holding

Summaries as of September 30, 2017

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Symphony Credit Opportunities Fund

Fund Allocation (% of net assets)	Portfolio Composition (% of net assets)

Common Stocks	0.4%
$25 Par (or similar) Retail Preferred	0.0%
Corporate Bonds	80.6%
Variable Rate Senior Loan Interests	14.2%
Common Stock Rights	0.1%
Investment Companies	2.7%
Other Assets Less Liabilities	2.0%
Net Assets	100%

Top Five Holdings

(% of net assets)

Scientific Games International Inc.	2.4%
BMC Software Finance Inc.	2.2%
IntelSat Limited	1.4%
CEVA Group PLC	1.2%
Tibco Software, Inc., Term Loan, First Lien	1.0%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

BBB	4.5%
BB or Lower	92.5%
N/R (not rated)	3.0%
Total	100%

Oil, Gas & Consumable Fuels	12.2%
Media	10.1%
Hotels, Restaurants & Leisure	7.8%
Software	7.2%
Diversified Telecommunication Services	5.4%
Wireless Telecommunication Services	4.3%
Containers & Packaging	3.7%
Commercial Services & Supplies	3.5%
Health Care Providers & Services	3.2%
Communications Equipment	3.1%
Diversified Financial Services	3.0%
Equity Real Estate Investment Trusts	2.0%

Chemicals	1.9%
Transportation Infrastructure	1.5%
Technology Hardware, Storage & Peripherals	1.5%
Consumer Finance	1.4%
IT Services	1.4%
Semiconductors & Semiconductor Equipment	1.4%
Diversified Consumer Services	1.4%
Other	19.3%
Investment Companies	2.7%
Other Assets Less Liabilities	2.0%
Net Assets	100%

NUVEEN	19

Holding Summaries as of September 30, 2017 (continued)

Nuveen Symphony Floating Rate Income Fund

Fund Allocation

(% of net assets)

Common Stocks	0.3%
$25 Par (or similar) Retail Preferred	0.0%
Corporate Bonds	17.0%
Variable Rate Senior Loan Interests	77.4%
Common Stock Rights	0.0%
Investment Companies	8.0%
Other Assets Less Liabilities	(2.7)%
Net Assets	100%

Top Five Holdings

(% of net assets)

Burger King Corporation, Term Loan B3	2.3%
Intelsat Jackson Holdings, S.A., Tranche B2, Term Loan	1.9%
First Data Corporation, Term Loan B	1.7%
HCA Inc.	1.4%
Albertson’s LLC, Term Loan B4	1.4%

Portfolio Composition

(% of net assets)

Media	8.0%
Software	7.8%
Diversified Telecommunication Services	7.4%
Hotels, Restaurants & Leisure	6.0%
Technology Hardware, Storage & Peripherals	5.2%
Health Care Providers & Services	4.9%
Wireless Telecommunication Services	3.8%
Oil, Gas & Consumable Fuels	3.0%
Food & Staples Retailing	2.8%
Consumer Finance	2.7%
Pharmaceuticals	2.5%
Food Products	2.3%
Containers & Packaging	2.1%
Commercial Services & Supplies	2.0%
IT Services	1.8%
Aerospace & Defense	1.8%
Communications Equipment	1.7%
Equity Real Estate Investment Trusts	1.7%
Semiconductors & Semiconductor Equipment	1.6%
Diversified Financial Services	1.6%
Airlines	1.6%
Machinery	1.5%
Diversified Consumer Services	1.4%
Other	19.5%
Investment Companies	8.0%
Other Assets Less Liabilities	(2.7)%
Net Assets	100%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

A	0.8%
BBB	13.6%
BB or Lower	83.6%
N/R (not rated)	2.0%
Total	100%

20	NUVEEN

Nuveen Symphony High Yield Bond Fund

Fund Allocation

(% of net assets)

Common Stocks	0.0%
Corporate Bonds	94.0%
Variable Rate Senior Loan Interests	3.6%
Common Stock Rights	0.5%
Investment Companies	1.4%
Other Assets Less Liabilities	0.5%
Net Assets	100%

Top Five Holdings

(% of net assets)

BMC Software Finance Inc.	4.5%
Scientific Games International Inc.	2.4%
Sequa Corporation, Term Loan, First Lien	2.1%
Avaya Inc.	1.7%
IntelSat Limited	1.6%

Portfolio Composition

(% of net assets)

Oil, Gas & Consumable Fuels	14.2%
Media	9.0%
Hotels, Restaurants & Leisure	7.9%
Software	7.6%
Containers & Packaging	5.0%
Diversified Telecommunication Services	4.5%
Wireless Telecommunication Services	3.7%
Commercial Services & Supplies	3.6%
Health Care Providers & Services	3.4%
Aerospace & Defense	3.3%
Chemicals	2.7%
Consumer Finance	2.3%
Food Products	2.1%
Equity Real Estate Investment Trusts	2.0%
Semiconductors & Semiconductor Equipment	1.9%
Construction Materials	1.9%
Communications Equipment	1.9%
Energy Equipment & Services	1.3%
Other	19.8%
Investment Companies	1.4%
Other Assets Less Liabilities	0.5%
Net Assets	100%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

BBB	4.1%
BB or Lower	92.8%
N/R (not rated)	3.1%
Total	100%

NUVEEN	21

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Class T Shares of Nuveen Symphony Credit Opportunities Fund and Nuveen Symphony Floating Rate Income Fund reflect only the first 123 days of the Classes’ operations, they may not provide a meaningful understanding of Classes’ ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended September 30, 2017.

The beginning of the period is April 1, 2017.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Symphony Credit Opportunities Fund

	Share Class
	Class A	Class C	Class R6	Class I	T Shares*
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,027.40	$1,023.50	$1,029.20	$1,029.10	$1,018.40
Expenses Incurred During the Period	$4.98	$8.83	$3.31	$3.71	$3.34
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.16	$1,016.34	$1,021.81	$1,021.41	$1,020.10
Expenses Incurred During the Period	$4.96	$8.80	$3.29	$3.70	$3.34

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.98%, 1.74%, 0.65% and 0.73% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Class T expenses are equal to the Fund’s annualized net expense ratio of 0.99% multiplied by the average account value over the period, multiplied by 123/365 (to reflect the 123 days in the period since class commencement of operations).

*	Class T Shares are not available for public offering.

22	NUVEEN

Nuveen Symphony Floating Rate Income Fund

	Share Class
	Class A	Class C	Class R6	Class I	T Shares*
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,011.30	$1,006.90	$1,013.00	$1,012.00	$1,006.00
Expenses Incurred During the Period	$5.14	$8.96	$3.33	$3.88	$3.35
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.95	$1,016.14	$1,021.76	$1,021.21	$1,020.05
Expenses Incurred During the Period	$5.16	$9.00	$3.35	$3.90	$3.38

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.02%, 1.78%, 0.66% and 0.77% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Class T expenses are equal to the Fund’s annualized net expense ratio of 1.00% multiplied by the average account value over the period, multiplied by 123/365 (to reflect the 123 days in the period since class commencement of operations).

Nuveen Symphony High Yield Bond Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,035.60	$1,032.40	$1,037.40	$1,036.90
Expenses Incurred During the Period	$5.10	$8.92	$3.68	$3.83
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.05	$1,016.29	$1,021.46	$1,021.31
Expenses Incurred During the Period	$5.06	$8.85	$3.65	$3.80

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.00%, 1.75%, 0.72% and 0.75% for Classes A, C, R6, and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

*	Class T Shares are not available for public offering.

NUVEEN	23

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust III:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Symphony Credit Opportunities Fund, Nuveen Symphony Floating Rate Income Fund, and Nuveen Symphony High Yield Bond Fund (three of the funds comprising Nuveen Investment Trust III) (the “Funds”) as of September 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 2013 were audited by other auditors whose reports dated November 26, 2013 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

November 28, 2017

24	NUVEEN

Symphony Credit Opportunities Fund

Portfolio of Investments	September 30, 2017

Shares	Description (1)				Value

	LONG-TERM INVESTMENTS – 95.3%

	COMMON STOCKS – 0.4%

	Diversified Consumer Services – 0.2%

180,828	Cengage Learning Holdings II LP, (2)				$1,401,417

10,050,485	Education Management Corporation, (2), (3)				1,005
	Total Diversified Consumer Services				1,402,422

	Energy Equipment & Services – 0.0%

2,418	Ocean Rig UDW Inc.				57,476

	Media – 0.0%

9,292	Tribune Media Company, (4)				—

	Oil, Gas & Consumable Fuels – 0.2%

5,713	Cobalt International Energy, Inc., (2)				8,170

5,500	Comstock Resources Inc.				33,440

17	Energy and Exploration Partners, Inc., (2)				—

53,128	Linn Energy Incorporated, (2)				1,799,711
	Total Oil, Gas & Consumable Fuels				1,841,321
	Total Common Stocks (cost $7,831,191)				3,301,219

Shares	Description (1)	Coupon		Ratings (5)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.0%

	Diversified Consumer Services – 0.0%

11,184	Education Management Corporation, (3)	7.500%		N/R	$1
	Total $25 Par (or similar) Retail Preferred (cost $26,272)				1

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	CORPORATE BONDS – 80.6%

	Aerospace & Defense – 0.2%

$1,700	DAE Funding LLC, 144A	4.500%	8/01/22	BB	$1,742,288

	Airlines – 0.3%

2,250	American Airlines Group Inc., 144A	4.625%	3/01/20	BB–	2,314,688

	Auto Components – 0.7%

3,000	Adient Global Holdings Limited, 144A	4.875%	8/15/26	BB	3,067,500

2,140	Delphi Jersey Holdings, 144A	5.000%	10/01/25	BB	2,177,450
5,140	Total Auto Components				5,244,950

	Beverages – 0.5%

3,700	Cott Holdings Incorporated, 144A	5.500%	4/01/25	B	3,849,850

NUVEEN	25

Symphony Credit Opportunities Fund (continued)

Portfolio of Investments	September 30, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Building Products – 0.6%

$3,410	Builders FirstSource, Inc., 144A	5.625%	9/01/24	B+	$3,606,074

820	Masonite International Corporation, 144A	5.625%	3/15/23	BB	858,171
4,230	Total Building Products				4,464,245

	Capital Markets – 0.5%

3,700	LPL Holdings Incorporated, 144A	5.750%	9/15/25	B+	3,838,750

	Chemicals – 1.9%

2,500	Alpha 3 BV / Alpha US Bidco, Inc., 144A	6.250%	2/01/25	CCC+	2,543,750

1,875	NOVA Chemicals Corporation, 144A	5.250%	6/01/27	BBB–	1,893,750

1,840	TPC Group Inc., 144A	8.750%	12/15/20	B3	1,784,800

2,700	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 144A	5.375%	9/01/25	BB–	2,777,625

1,900	Valvoline Finco Two LLC, 144A	5.500%	7/15/24	BB+	2,028,250

1,700	Venator Finance Sarl / Venator Materials Corp., 144A	5.750%	7/15/25	BB–	1,768,000

825	Versum Materials, Inc., 144A	5.500%	9/30/24	BB	874,500
13,340	Total Chemicals				13,670,675

	Commercial Services & Supplies – 2.3%

4,800	Cenveo Corporation, 144A	6.000%	8/01/19	B–	3,804,000

2,700	Covanta Holding Corporation	5.875%	7/01/25	B1	2,656,125

3,750	KAR Auction Services, Inc., 144A	5.125%	6/01/25	B	3,900,000

1,650	Ritchie Bros. Auctioneers Incorporated, 144A	5.375%	1/15/25	BB–	1,744,875

1,650	Tervita Escrow Corporation, 144A	7.625%	12/01/21	B2	1,670,625

3,000	West Corporation, 144A	5.375%	7/15/22	B+	3,030,000
17,550	Total Commercial Services & Supplies				16,805,625

	Communications Equipment – 2.1%

5,135	Avaya Inc., 144A, (6)	7.000%	4/01/19	N/R	4,339,075

11,050	Avaya Inc., 144A, (6)	10.500%	3/01/21	N/R	442,000

1,500	CommScope Inc., 144A	5.000%	6/15/21	BB–	1,537,500

5,050	CommScope Inc., 144A	5.500%	6/15/24	BB–	5,283,563

3,510	CommScope Technologies Finance LLC, 144A	6.000%	6/15/25	BB–	3,751,313

2,000	Nortel Networks Corp., (6)	0.000%	7/15/11	N/R	140,000
28,245	Total Communications Equipment				15,493,451

	Construction & Engineering – 1.3%

1,000	Cloud Crane LLC, 144A	10.125%	8/01/24	B	1,110,000

3,000	Great Lakes Dredge & Dock Corporation	8.000%	5/15/22	B–	3,112,500

2,750	Michael Baker International LLC / CDL Acquisition Company Inc., 144A	8.250%	10/15/18	B–	2,753,438

2,250	Shea Homes LP, 144A	5.875%	4/01/23	BB–	2,311,875
9,000	Total Construction & Engineering				9,287,813

	Construction Materials – 0.5%

2,250	Norbord Inc., 144A	6.250%	4/15/23	BB+	2,463,750

26	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Construction Materials (continued)

$850	Summit Materials LLC/Summit Materials Finance Corporation, 144A	5.125%	6/01/25	BB–	$875,840
3,100	Total Construction Materials				3,339,590

	Consumer Finance – 1.4%

2,000	First Data Corporation, 144A	5.375%	8/15/23	BB+	2,092,000

2,500	First Data Corporation, 144A	7.000%	12/01/23	B	2,669,500

2,350	First Data Corporation, 144A	5.000%	1/15/24	BB+	2,440,005

2,000	Navient Corporation	6.625%	7/26/21	BB	2,140,000

850	Provident Funding Associates LP / PFG Finance Corp., 144A	6.375%	6/15/25	B+	892,500
9,700	Total Consumer Finance				10,234,005

	Containers & Packaging – 3.7%

4,670	Ardagh Packaging Finance PLC and Ardagh MP Holdings USA, Inc., 144A	4.625%	5/15/23	BB	4,797,024

4,400	Ardagh Packaging Finance PLC and Ardagh MP Holdings USA, Inc., 144A	6.000%	2/15/25	B	4,658,500

3,150	Cascades Inc., 144A	5.500%	7/15/22	BB–	3,268,125

2,000	Flex Acquisition Co, Inc., 144A	6.875%	1/15/25	CCC+	2,076,250

1,890	Graphic Packaging International, Inc.	4.125%	8/15/24	BB+	1,953,315

5,627	Reynolds Group, 144A	5.125%	7/15/23	B+	5,872,336

2,000	Sealed Air Corporation, 144A	5.125%	12/01/24	BB+	2,152,500

1,750	Sealed Air Corporation, 144A	5.500%	9/15/25	BB+	1,925,000
25,487	Total Containers & Packaging				26,703,050

	Diversified Consumer Services – 0.3%

2,250	Ahern Rentals Inc., 144A	7.375%	5/15/23	B–	2,058,750

	Diversified Financial Services – 1.9%

3,500	ASP AMC Merger Sub., Inc., 144A	8.000%	5/15/25	CCC+	3,368,750

3,150	Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp., 144A	5.250%	3/15/22	BB	3,244,500

3,825	MSCI Inc., 144A	4.750%	8/01/26	BB+	4,025,812

3,150	Nationstar Mortgage LLC Capital Corporation	6.500%	8/01/18	B+	3,159,844
13,625	Total Diversified Financial Services				13,798,906

	Diversified Telecommunication Services – 4.9%

3,000	CenturyLink Inc.	5.800%	3/15/22	BB+	2,988,750

1,500	Cogent Communications Finance Inc., 144A	5.625%	4/15/21	B–	1,537,500

1,350	CyrusOne LP Finance, 144A	5.000%	3/15/24	BB+	1,420,875

1,670	IntelSat Jackson Holdings	7.250%	10/15/20	CCC+	1,607,375

3,330	IntelSat Jackson Holdings	5.500%	8/01/23	CCC+	2,822,175

4,000	IntelSat Jackson Holdings, 144A	9.750%	7/15/25	CCC+	4,040,000

3,000	IntelSat Limited	7.750%	6/01/21	CCC–	1,935,000

16,500	IntelSat Limited	8.125%	6/01/23	CCC–	10,312,500

1,750	Level 3 Financing Inc.	6.125%	1/15/21	BB	1,791,300

2,000	Level 3 Financing Inc.	5.375%	8/15/22	BB	2,059,620

NUVEEN	27

Symphony Credit Opportunities Fund (continued)

Portfolio of Investments	September 30, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Diversified Telecommunication Services (continued)

$1,455	Level 3 Financing Inc.	5.125%	5/01/23	BB	$1,479,553

3,000	Neptune Finco Corporation, 144A	10.125%	1/15/23	B+	3,461,250
42,555	Total Diversified Telecommunication Services				35,455,898

	Electrical Equipment – 0.7%

1,325	EnerSys, 144A	5.000%	4/30/23	BB+	1,378,000

3,500	Park Aerospace Holdings Limited, 144A	5.250%	8/15/22	BB	3,636,063
4,825	Total Electrical Equipment				5,014,063

	Electronic Equipment, Instruments & Components – 0.0%

280	TTM Technologies Inc., 144A	5.625%	10/01/25	BB	283,325

	Energy Equipment & Services – 0.9%

3,000	Bristow Group, Inc.	6.250%	10/15/22	B–	2,097,450

3,000	Calfrac Holdings LP, 144A	7.500%	12/01/20	CCC–	2,883,750

350	McDermott International Inc., 144A	8.000%	5/01/21	BB–	361,375

1,300	Nabors Industries Inc.	5.500%	1/15/23	BBB–	1,274,000
7,650	Total Energy Equipment & Services				6,616,575

	Equity Real Estate Investment Trusts – 2.0%

4,775	Gaming and Leisure Products Inc., GLP Capital LP Financing II Inc.	5.375%	4/15/26	BB+	5,210,718

2,700	Iron Mountain Inc., 144A	4.875%	9/15/27	BB–	2,750,625

1,250	iStar Inc.	4.875%	7/01/18	BB	1,265,750

4,000	iStar Inc.	5.000%	7/01/19	BB	4,052,500

1,700	SBA Communications Corporation, 144A, (WI/DD)	4.000%	10/01/22	B+	1,700,000
14,425	Total Equity Real Estate Investment Trusts				14,979,593

	Food & Staples Retailing – 0.8%

2,695	Performance Food Group, Incorporated, 144A	5.500%	6/01/24	BB–	2,782,588

1,600	Rite Aid Corporation	9.250%	3/15/20	B	1,650,000

1,200	Rite Aid Corporation	6.750%	6/15/21	B	1,240,500
5,495	Total Food & Staples Retailing				5,673,088

	Food Products – 1.1%

2,400	B&G Foods Inc.	5.250%	4/01/25	B+	2,448,000

1,820	Pilgrim’s Pride Corporation, 144A	5.750%	3/15/25	BB–	1,879,150

1,800	Pinnacle Foods Finance LLC	5.875%	1/15/24	BB–	1,908,000

1,800	Treehouse Foods Inc., 144A	6.000%	2/15/24	BB	1,923,750
7,820	Total Food Products				8,158,900

	Health Care Equipment & Supplies – 0.8%

850	AMN Healthcare, Inc., 144A	5.125%	10/01/24	Ba2	880,813

1,500	Hill ROM Holdings Inc., 144A	5.000%	2/15/25	BB	1,552,500

3,000	Tenet Healthcare Corporation	6.000%	10/01/20	BB–	3,197,130
5,350	Total Health Care Equipment & Supplies				5,630,443

28	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Health Care Providers & Services – 3.2%

$1,800	Centene Corporation	5.625%	2/15/21	BB+	$1,872,360

2,000	Envision Healthcare Corporation, 144A	5.125%	7/01/22	B	2,075,000

2,000	HCA Inc.	5.875%	3/15/22	BBB–	2,215,000

1,425	HCA Inc.	5.875%	2/15/26	BB	1,529,709

2,250	HCA Inc.	5.250%	6/15/26	BBB–	2,424,375

2,365	HealthSouth Corporation	5.750%	11/01/24	B+	2,428,855

6,150	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	6,173,830

1,750	Molina Healthcare Inc., 144A	4.875%	6/15/25	BB	1,723,750

2,700	Wellcare Health Plans Inc.	5.250%	4/01/25	BB	2,841,750
22,440	Total Health Care Providers & Services				23,284,629

	Hotels, Restaurants & Leisure – 7.8%

3,750	1011778 BC ULC/New Red Finance Inc., 144A	4.250%	5/15/24	Ba3	3,764,062

1,865	Boyd Gaming Corporation	6.375%	4/01/26	B+	2,035,181

1,750	Cedar Fair LP/Canada’s Wonderland Co/ Magnum Management Corp., 144A	5.375%	4/15/27	BB–	1,837,500

2,600	Eldorado Resorts, Inc.	6.000%	4/01/25	B	2,730,520

940	Hilton Domestic Operating Company Inc.	4.250%	9/01/24	BB+	958,800

3,550	Interval Acquisition Corporation	5.625%	4/15/23	BB–	3,656,500

4,000	Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp., 144A	6.750%	11/15/21	B+	4,195,000

3,100	KFC Holding Co/ Pizza Hut Holdings LLC/ Taco Bell of America LLC, 144A	5.000%	6/01/24	BB	3,266,625

875	KFC Holding Co/ Pizza Hut Holdings LLC/ Taco Bell of America LLC, 144A	4.750%	6/01/27	BB	901,250

3,775	MGM Growth Properties Operating Partnership LP / MGP Escrow Co-Issuer, Inc.	5.625%	5/01/24	BB–	4,090,515

2,000	MGM Resorts International Inc.	6.750%	10/01/20	BB	2,205,000

2,400	Penn National Gaming Inc., 144A	5.625%	1/15/27	B+	2,490,000

17,000	Scientific Games International Inc.	6.625%	5/15/21	CCC+	17,425,000

2,450	Silversea Cruise Finance Limited, 144A	7.250%	2/01/25	BB–	2,621,500

1,700	Station Casinos LLC, 144A	5.000%	10/01/25	B–	1,704,080

2,750	SugarHouse HSP Gaming Property Finance, 144A	5.875%	5/15/25	B–	2,701,875
54,505	Total Hotels, Restaurants & Leisure				56,583,408

	Household Durables – 1.0%

1,000	Beazer Homes USA, Inc.	8.750%	3/15/22	B3	1,107,500

1,950	KB Home	7.000%	12/15/21	BB–	2,188,875

4,000	Tri Pointe Holdings Inc.	4.375%	6/15/19	BB–	4,085,000
6,950	Total Household Durables				7,381,375

	Household Products – 0.2%

1,500	Sprectum Brands Inc.	5.750%	7/15/25	BB	1,597,500

	Independent Power & Renewable Electricity Producers – 0.5%

2,500	Pattern Energy Group Inc., 144A	5.875%	2/01/24	BB–	2,637,500

883	Talen Energy Supply LLC, 144A	4.625%	7/15/19	B–	871,963
3,383	Total Independent Power & Renewable Electricity Producers				3,509,463

NUVEEN	29

Symphony Credit Opportunities Fund (continued)

Portfolio of Investments	September 30, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Insurance – 0.5%

$1,700	AssuredPartners, Inc., 144A	7.000%	8/15/25	CCC+	$1,740,375

2,000	Fidelity & Guaranty Life Holdings Inc., 144A	6.375%	4/01/21	Ba2	2,050,000
3,700	Total Insurance				3,790,375

	Internet Software & Services – 0.2%

1,700	j2 Cloud LLC/Global Inc., 144A	6.000%	7/15/25	BB	1,778,625

	IT Services – 1.4%

2,750	Booz Allen Hamilton Inc., 144A	5.125%	5/01/25	B+	2,777,500

1,450	Cardtronics INC / Cardtronics USA, 144A	5.500%	5/01/25	BB+	1,483,372

4,000	CDW LLC Finance	5.500%	12/01/24	BB–	4,455,040

1,400	Zayo Group LLC / Zayo Capital Inc., 144A	5.750%	1/15/27	B	1,484,000
9,600	Total IT Services				10,199,912

	Leisure Products – 0.1%

500	Party City Holdco Inc., 144A	6.125%	8/15/23	B2	520,000

	Machinery – 0.2%

1,450	Terex Corporation, 144A	5.625%	2/01/25	BB	1,527,938

	Marine – 0.4%

3,020	Teekay Offshore Partners LP/Teekay Offshore Finance Corporation	6.000%	7/30/19	N/R	2,989,800

	Media – 9.1%

3,790	Altice US Finance I Corporation, 144A	5.375%	7/15/23	BB	4,007,924

625	Cable One Inc., 144A	5.750%	6/15/22	BB	653,125

2,375	CCO Holdings LLC Finance Corporation, 144A	5.125%	5/01/23	BB+	2,472,968

2,000	CCO Holdings LLC Finance Corporation, 144A	5.375%	5/01/25	BB+	2,072,740

570	CCO Holdings LLC Finance Corporation, 144A	5.750%	2/15/26	BB+	598,500

1,500	CCO Holdings LLC Finance Corporation, 144A	5.500%	5/01/26	BB+	1,554,375

1,500	CCO Holdings LLC Finance Corporation, 144A	5.000%	2/01/28	BB+	1,500,000

4,000	Cequel Communication Holdings I, 144A	5.125%	12/15/21	B	4,070,000

30,702	Clear Channel Communications Inc., (4), (6)	12.000%	8/01/21	N/R	—

500	Clear Channel Worldwide	7.625%	3/15/20	B–	492,500

2,000	CSC Holdings Inc., 144A	5.500%	4/15/27	Ba1	2,080,000

2,500	Dish DBS Corporation	5.875%	7/15/22	Ba3	2,656,250

1,500	Dish DBS Corporation	5.000%	3/15/23	Ba3	1,540,313

1,925	Dish DBS Corporation	7.750%	7/01/26	Ba3	2,208,938

1,750	E.W. Scripps Company, 144A	5.125%	5/15/25	Ba2	1,785,000

1,890	Gray Television Inc., 144A	5.125%	10/15/24	B+	1,899,450

3,480	Hughes Satellite Systems Corporation	5.250%	8/01/26	BBB–	3,619,200

8,000	iHeartCommunications, Inc., 144A	11.250%	3/01/21	Caa1	5,680,000

31,320	iHeartCommunications, Inc., (cash 12.000%, PIK 2.000%)	14.000%	2/01/21	Ca	4,228,132

1,000	iHeartCommunications, Inc.	11.250%	3/01/21	Caa1	722,500

30	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Media (continued)

$3,500	iHeartCommunications, Inc.	9.000%	3/01/21	Caa1	$2,487,187

1,800	Lamar Media Corporation	5.750%	2/01/26	Ba1	1,953,000

2,125	LIN Television Corporation	5.875%	11/15/22	B+	2,215,313

1,890	Nexstar Escrow Corporation, 144A	5.625%	8/01/24	B+	1,956,150

2,500	Post Holdings Inc., 144A	5.500%	3/01/25	B	2,593,750

2,000	Quebecor Media Inc.	5.750%	1/15/23	B+	2,175,000

2,000	Sirius XM Radio Inc., 144A	4.625%	5/15/23	BB	2,055,000

1,800	Sirius XM Radio Inc., 144A	5.375%	4/15/25	BB	1,899,000

1,600	Videotron Limited, 144A	5.125%	4/15/27	BB	1,664,000

750	Virgin Media Finance PLC, 144A	6.000%	10/15/24	B	788,438

2,300	Virgin Media Secured Finance, 144A	5.250%	1/15/26	BB+	2,394,875
125,192	Total Media				66,023,628

	Metals & Mining – 0.3%

1,250	Hudbay Minerals, Inc., 144A	7.250%	1/15/23	B+	1,331,250

850	Steel Dynamics, Inc., 144A	4.125%	9/15/25	BB+	856,902
2,100	Total Metals & Mining				2,188,152

	Mortgage Real Estate Investment Trusts – 0.3%

1,875	Starwood Property Trust	5.000%	12/15/21	BB–	1,957,031

	Oil, Gas & Consumable Fuels – 10.9%

2,650	Alta Mesa Holdngs Finance, 144A	7.875%	12/15/24	B–	2,862,000

4,545	California Resources Corporation, 144A	8.000%	12/15/22	CCC+	2,954,250

1,890	Callon Petroleum Company	6.125%	10/01/24	B+	1,975,050

1,000	Cheniere Corpus Christi Holdings, LLC, 144A	5.125%	6/30/27	BB–	1,032,500

2,700	Cheniere Energy Partners LP, 144A	5.250%	10/01/25	BB	2,760,750

3,613	Cobalt International Energy, Inc., 144A	10.750%	12/01/21	N/R	3,504,610

4,225	Cobalt International Energy, Inc., 144A	7.750%	12/01/23	N/R	2,682,874

2,000	Comstock Resources Inc.	10.000%	3/15/20	B3	1,990,000

2,770	Denbury Resources Inc.	5.500%	5/01/22	CCC+	1,585,825

3,760	Diamondback Energy Inc.	4.750%	11/01/24	BB–	3,835,200

3,000	Everest Acquisition LLC Finance	9.375%	5/01/20	Caa2	2,497,500

4,600	FTS International Inc., 144A, (LIBOR reference rate + 7.500% spread), (12)	8.746%	6/15/20	B+	4,674,750

2,000	FTS International Inc.	6.250%	5/01/22	CCC+	1,830,000

2,145	Halcon Resources Corporation, 144A	12.000%	2/15/22	B+	2,584,725

3,710	Holly Energy Partners LP, 144A	6.000%	8/01/24	BB	3,890,863

3,400	MEG Energy Corporation, 144A	6.500%	1/15/25	BB+	3,310,750

2,350	Murphy Oil Corporation	6.875%	8/15/24	BBB–	2,505,664

1,750	Murphy Oil Corporation	5.750%	8/15/25	BBB–	1,802,675

1,000	NGL Energy Partners LP/Fin Co	5.125%	7/15/19	B+	1,000,000

NUVEEN	31

Symphony Credit Opportunities Fund (continued)

Portfolio of Investments	September 30, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Oil, Gas & Consumable Fuels (continued)

$1,890	Oasis Petroleum Inc.	6.500%	11/01/21	BB–	$1,927,800

2,685	Oasis Petroleum Inc.	6.875%	3/15/22	BB–	2,731,988

1,500	Parsley Energy LLC Finance Corporation, 144A	6.250%	6/01/24	B+	1,578,750

750	Parsley Energy LLC Finance Corporation, 144A	5.250%	8/15/25	B+	762,188

1,890	PDC Energy, Inc.	6.125%	9/15/24	BB–	1,975,050

4,000	Peabody Securities Finance Corporation, 144A	6.000%	3/31/22	Ba3	4,130,000

1,000	PetroBakken Energy Limited, 144A, (6)	8.625%	2/01/20	N/R	2,500

700	Rex Energy Corporation	8.000%	10/01/20	N/R	350,000

8,000	Sanchez Energy Corporation	6.125%	1/15/23	B–	6,880,000

1,320	Seven Generations Energy Limited, 144A, (WI/DD)	5.375%	9/30/25	Ba3	1,329,900

950	SM Energy Company	6.750%	9/15/26	B+	950,000

2,700	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 144A	5.500%	1/15/28	BB+	2,743,875

3,160	Whiting Petroleum Corporation	5.000%	3/15/19	BB–	3,160,947

2,000	Whiting Petroleum Corporation	5.750%	3/15/21	BB–	1,965,000
85,653	Total Oil, Gas & Consumable Fuels				79,767,984

	Paper & Forest Products – 0.1%

950	Louisiana Pacific Corporation	4.875%	9/15/24	BB+	978,842

	Pharmaceuticals – 0.8%

2,170	Valeant Pharmaceuticals International, 144A	7.000%	10/01/20	B–	2,183,563

3,430	VP Escrow Corporation, 144A	6.375%	10/15/20	B–	3,433,224
5,600	Total Pharmaceuticals				5,616,787

	Professional Services – 1.0%

2,250	IHS Markit Limited, 144A	5.000%	11/01/22	BBB	2,424,375

4,975	Nielsen Finance LLC Co, 144A	5.000%	4/15/22	BB+	5,155,343
7,225	Total Professional Services				7,579,718

	Real Estate Management & Development – 0.4%

2,700	Howard Hughes Corporation, 144A	5.375%	3/15/25	Ba3	2,754,000

	Semiconductors & Semiconductor Equipment – 1.4%

2,756	Advanced Micro Devices, Inc.	7.500%	8/15/22	B–	3,114,280

6,575	Advanced Micro Devices, Inc.	7.000%	7/01/24	B–	6,953,063
9,331	Total Semiconductors & Semiconductor Equipment				10,067,343

	Software – 4.4%

2,000	Blackboard Inc., 144A	9.750%	10/15/21	CCC+	1,785,000

15,740	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	16,113,825

4,070	Boxer Parent Company Inc./BMC Software, 144A, (cash 9.000%, PIK 9.750%)	9.000%	10/15/19	CCC+	4,070,000

6,550	Infor Software Parent LLC and Infor Software Parent Inc., 144A, (cash 7.125%, PIK 7.875%)	7.125%	5/01/21	CCC	6,666,590

1,700	SS&C Technologies Holdings, Inc.	5.875%	7/15/23	B+	1,794,223

1,600	Symantec Corporation, 144A	5.000%	4/15/25	Baa3	1,673,008
31,660	Total Software				32,102,646

32	NUVEEN

Principal Amount (000)	Description (1)	Coupon			Maturity	Ratings (5)	Value

	Specialty Retail – 0.5%

$3,000	Claires Stores, Inc., 144A	9.000%			3/15/19	Caa3	$1,720,500

1,700	Litia Motors Inc., 144A	5.250%			8/01/25	BB	1,765,875
4,700	Total Specialty Retail						3,486,375

	Technology Hardware, Storage & Peripherals – 1.1%

3,200	Diamond 1 Finance Corporation / Diamond 2 Finance Corporation, 144A	5.450%			6/15/23	BBB–	3,509,656

4,100	Western Digital Corporation, 144A	7.375%			4/01/23	BBB–	4,491,550
7,300	Total Technology Hardware, Storage & Peripherals						8,001,206

	Textiles, Apparel & Luxury Goods – 0.0%

2,225	Gymboree Corporation, (6)	9.125%			12/01/18	N/R	51,917

	Trading Companies & Distributors – 0.7%

1,700	Ashtead Capital Inc., 144A	4.125%			8/15/25	BBB–	1,751,000

1,425	BMC East LLC, 144A	5.500%			10/01/24	BB–	1,485,563

700	H&E Equipment Limited, 144A	5.625%			9/01/25	BB–	738,500

860	HD Supply Inc., 144A	5.750%			4/15/24	B+	920,200
4,685	Total Trading Companies & Distributors						4,895,263

	Transportation Infrastructure – 1.2%

8,950	CEVA Group PLC, 144A	7.000%			3/01/21	B–	8,681,500

	Wireless Telecommunication Services – 3.5%

2,000	Altice Financing SA, 144A	6.625%			2/15/23	BB–	2,120,000

5,600	Sprint Communications Inc.	7.000%			8/15/20	B+	6,118,671

5,550	Sprint Corporation	7.875%			9/15/23	B+	6,438,000

2,259	Syniverse Foreign Holdings Corporation, 144A	9.125%			1/15/22	B	2,298,533

391	Syniverse Holdings Inc.	9.125%			1/15/19	CCC+	388,068

3,500	T-Mobile USA Inc.	6.625%			4/01/23	BB	3,683,820

900	T-Mobile USA Inc.	6.836%			4/28/23	BB	950,625

2,200	UPCB Finance Limited, 144A	5.375%			1/15/25	BB	2,288,000

850	ViaSat Inc., 144A	5.625%			9/15/25	BB–	855,355
23,250	Total Wireless Telecommunication Services						25,141,072
$663,561	Total Corporate Bonds (cost $619,031,111)						587,115,010

Principal Amount (000)	Description (1)	Coupon (7)	Reference Rate (7)	Spread (7)	Maturity (8)	Ratings (5)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 14.2% (7)

	Aerospace & Defense – 0.9%

$5,543	Sequa Corporation, Term Loan, First Lien	6.814%	LIBOR	5.500%	11/28/21	B	$5,591,924

1,225	Sequa Corporation, Term Loan, Second Lien	10.314%	LIBOR	9.000%	4/26/22	CCC	1,258,583
6,768	Total Aerospace & Defense						6,850,507

NUVEEN	33

Symphony Credit Opportunities Fund (continued)

Portfolio of Investments	September 30, 2017

Principal Amount (000)	Description (1)	Coupon (7)	Reference Rate (7)	Spread (7)	Maturity (8)	Ratings (5)	Value

	Automobiles – 0.6%

$4,238	Formula One Group, Term Loan B	4.235%	LIBOR	3.000%	2/01/24	B+	$4,269,533

	Commercial Services & Supplies – 1.2%

839	Education Management LLC, Tranche A, Term Loan, (6)	5.804%	LIBOR	4.500%	7/02/20	N/R	374,313

1,595	Education Management LLC, Tranche B, Term Loan, (cash 8.804, PIK 1.000%), (6)	8.804%	LIBOR	7.500%	7/02/20	N/R	33,887

3,589	iQor US, Inc., Term Loan, First Lien	6.299%	LIBOR	5.000%	4/01/21	B	3,565,959

4,704	Skillsoft Corporation, Initial Term Loan, First Lien	5.985%	LIBOR	4.750%	4/28/21	B–	4,458,821
10,727	Total Commercial Services & Supplies						8,432,980

	Communications Equipment – 1.0%

1,512	Avaya, Inc., DIP Term Loan	8.736%	LIBOR	7.500%	1/24/18	Baa3	1,529,107

6,288	Avaya, Inc., Term Loan B3, (6)	6.460%	LIBOR	4.500%	10/26/17	N/R	5,317,318

624	Avaya, Inc., Term Loan B7, (6)	6.460%	LIBOR	5.250%	5/29/20	N/R	530,295
8,424	Total Communications Equipment						7,376,720

	Diversified Consumer Services – 0.9%

2,758	Cengage Learning Acquisitions, Inc., Term Loan B	5.485%	LIBOR	4.250%	6/07/23	B+	2,550,355

3,980	Laureate Education, Inc., New Term Loan	5.735%	LIBOR	4.500%	4/26/24	B	4,006,109
6,738	Total Diversified Consumer Services						6,556,464

	Diversified Financial Services – 1.1%

4,309	Freedom Mortgage Corporation, Initial Term Loan	6.956%	LIBOR	5.500%	2/23/22	BB–	4,389,630

1,975	OM Group, Inc., Term Loan B	5.583%	LIBOR	4.250%	2/21/24	B	1,989,863

1,654	Veritas US, Inc., Term Loan B1	5.833%	LIBOR	4.500%	1/27/23	B+	1,672,846
7,938	Total Diversified Financial Services						8,052,339

	Diversified Telecommunication Services – 0.5%

3,980	Greeneden U.S. Holdings II LLC, Term Loan B	5.083%	LIBOR	3.750%	12/1/23	B	4,013,144

	Energy Equipment & Services – 0.0%

14	Drill Rigs Holdings, Inc., Restructure Term Loan	0.000%	N/A	N/A	9/20/24	N/R	14,100

	Food & Staples Retailing – 0.1%

309	Supervalu, Inc., Delayed Draw, Term Loan B	4.735%	LIBOR	3.500%	6/02/24	BB	296,521

514	Supervalu, Inc., Term Loan B	4.735%	LIBOR	3.500%	6/08/24	BB	494,202
823	Total Food & Staples Retailing						790,723

	Health Care Equipment & Supplies – 0.6%

2,478	Onex Carestream Finance LP, Term Loan, First Lien	5.333%	LIBOR	4.000%	6/07/19	B+	2,484,276

1,716	Onex Carestream Finance LP, Term Loan, Second Lien	9.833%	LIBOR	8.500%	12/09/19	B–	1,685,863
4,194	Total Health Care Equipment & Supplies						4,170,139

	Insurance – 0.3%

1,990	Acrisure LLC, Term Loan, First Lien	6.272%	LIBOR	5.000%	11/22/23	B	2,017,363

	Internet Software & Services – 0.6%

4,000	Ancestry.com, Inc., Term Loan, First Lien	4.490%	LIBOR	3.250%	10/19/23	B1	4,033,760

34	NUVEEN

Principal Amount (000)	Description (1)	Coupon (7)	Reference Rate (7)	Spread (7)	Maturity (8)	Ratings (5)	Value

	Media – 1.0%

$2,985	Affinion Group Holdings, Inc., Term Loan, First Lien	9.059%	LIBOR	7.750%	5/10/22	B2	$2,982,508

1,000	Catalina Marketing Corporation, Term Loan, Second Lien	7.985%	LIBOR	6.750%	4/11/22	Caa1	588,125

2,494	Cumulus Media, Inc., Term Loan B	4.490%	LIBOR	3.250%	12/23/20	Caa1	2,090,246

1,990	Getty Images, Inc., Term Loan B, First Lien	4.833%	LIBOR	3.500%	10/18/19	B3	1,727,084
8,469	Total Media						7,387,963

	Oil, Gas & Consumable Fuels – 1.1%

37	Energy and Exploration Partners, Term Loan, Second Lien (cash 5.000%, PIK 5.000%)	5.000%	N/A	N/A	5/13/22	N/R	13,819

1,263	Fieldwood Energy LLC, Term Loan, First Lien	8.333%	LIBOR	7.000%	8/31/20	B–	1,120,524

1,015	Fieldwood Energy LLC, Term Loan, Second Lien	8.458%	LIBOR	7.125%	9/30/20	CCC–	422,305

4,323	Fieldwood Energy LLC, Term Loan, Second Lien	8.458%	LIBOR	7.125%	9/30/20	B–	3,026,154

2,465	Harvey Gulf International Marine, Inc., Term Loan B, (6)	0.000%	LIBOR	4.500%	6/18/20	CCC–	871,932

3,915	Seadrill Partners LLC, Initial Term Loan	4.333%	LIBOR	3.000%	2/21/21	CCC+	2,884,126
13,018	Total Oil, Gas & Consumable Fuels						8,338,860

	Software – 2.8%

2,962	Blackboard, Inc., Term Loan B4	6.304%	LIBOR	5.000%	6/30/21	B+	2,856,924

3,492	Compuware Corporation, Term Loan B2, First Lien	5.490%	LIBOR	4.250%	12/15/21	B	3,535,617

3,825	Ellucian, Term Loan B, First Lien	4.583%	LIBOR	3.250%	9/30/22	B	3,825,936

2,985	Kronos Incorporated, Term Loan, First Lien	4.812%	LIBOR	3.500%	11/01/23	B	3,005,522

7,110	Tibco Software, Inc., Term Loan, First Lien	4.740%	LIBOR	3.500%	12/04/20	B1	7,144,974
20,374	Total Software						20,368,973

	Technology Hardware, Storage & Peripherals – 0.4%

2,992	Conduent, Inc., Term Loan B	5.235%	LIBOR	3.000%	7/12/23	BB+	3,010,257

	Transportation Infrastructure – 0.3%

119	Ceva Group PLC, Canadian Term Loan	6.814%	LIBOR	5.500%	3/19/21	B–	116,060

693	Ceva Group PLC, Dutch B.V., Term Loan	6.814%	LIBOR	5.500%	3/19/21	B–	673,150

681	Ceva Group PLC, Synthetic Letter of Credit Term Loan	6.500%	N/A	N/A	3/19/21	B–	661,483

956	Ceva Group PLC, US Term Loan	6.814%	LIBOR	5.500%	3/19/21	B–	928,482
2,449	Total Transportation Infrastructure						2,379,175

	Wireless Telecommunication Services – 0.8%

782	Syniverse Holdings, Inc., Initial Term Loan B, First Lien	4.311%	LIBOR	3.000%	4/23/19	B	758,539

5,184	Syniverse Technologies, Inc., Tranche B, Term Loan	4.333%	LIBOR	3.000%	4/23/19	B	5,028,890
5,966	Total Wireless Telecommunication Services						5,787,429
$113,102	Total Variable Rate Senior Loan Interests (cost $111,241,289)						103,850,429

Shares	Description (1)						Value

	COMMON STOCK RIGHTS – 0.1%

	Speciality Retail – 0.1%

32,604	Gymboree Corporation, (4)						$896,610

NUVEEN	35

Symphony Credit Opportunities Fund (continued)

Portfolio of Investments	September 30, 2017

Shares	Description (1)	Value

	Specialty Retail (continued)

11,975	Gymboree Corporation, (4)	$247,883
	Total Specialty Retail	1,144,493
	Total Common Stock Rights (cost $2,015,078)	1,144,493
	Total Long-Term Investments (cost $740,144,941)	695,411,152

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 2.7%

	INVESTMENT COMPANIES – 2.7%

19,396,187	BlackRock Liquidity Funds T-Fund Portfolio, (9)	$19,396,187
	Total Short-Term Investments (cost $19,396,187)	19,396,187
	Total Investments (cost $759,541,128) – 98.0%	714,807,339
	Other Assets Less Liabilities – 2.0% (10)	14,265,984
	Net Assets – 100%	$729,073,323

Investments in Derivatives as of September 30, 2017

Credit Default Swaps – OTC Cleared

Referenced Entity	Buy/Sell Protection (11)	Notional Amount	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
Uniti Group Inc.	Buy	$2,000,000	5.000%	Quarterly	12/20/22	$216,144	$99,167	$116,977	$6,837

36	NUVEEN

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(6)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(7)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(8)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(9)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(10)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(11)	The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning that referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(12)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

WI/DD	Purchased on a when-issued or delayed delivery basis.

N/A	Not Applicable.

LIBOR	London Inter-Bank Offered Rate

See accompanying notes to financial statements.

NUVEEN	37

Nuveen Symphony Floating Rate Income Fund

Portfolio of Investments	September 30, 2017

Shares	Description (1)				Value

	LONG-TERM INVESTMENTS – 94.7%

	COMMON STOCKS – 0.3%

	Diversified Consumer Services – 0.0%

90,494	Cengage Learning Holdings II LP, (2)				$701,329

3,472,418	Education Management Corporation, (2), (3)				347
	Total Diversified Consumer Services				701,676

	Energy Equipment & Services – 0.3%

114,542	C&J Energy Services Inc., (2)				3,432,823

69,974	Ocean Rig UDW Inc., (2)				1,663,282

2,052	Vantage Drill International, (2)				381,672
	Total Energy Equipment & Services				5,477,777

	Health Care Providers & Services – 0.0%

65,945	Millenium Health LLC, (2)				41,216

	Oil, Gas & Consumable Fuels – 0.0%

110	Energy and Exploration Partners, Inc., (2)				—

64	Southcross Holdings Borrower LP, (2)				41,600
	Total Oil, Gas & Consumable Fuels				41,600
	Total Common Stocks (cost $13,544,116)				6,262,269

Shares	Description (1)	Coupon		Ratings (4)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.0%

	Diversified Consumer Services – 0.0%

3,863	Education Management Corporation, (3)	7.500%		N/R	$—
	Total $25 Par (or similar) Retail Preferred (cost $9,362)				—

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 17.0%

	Banks – 0.7%

$5,557	JPMorgan Chase & Company, (LIBOR reference rate + 0.680% spread), (10)	1.996%	6/01/21	A+	$5,585,174

10,000	Wells Fargo & Company, (LIBOR reference rate + 1.340% spread), (10)	2.558%	3/04/21	A+	10,310,700
15,557	Total Banks				15,895,874

	Commercial Services & Supplies – 0.3%

6,000	ADT Corporation, (WI/DD)	6.250%	10/15/21	BB–	6,652,500

	Communications Equipment – 0.0%

160	Avaya Inc., 144A, (5)	7.000%	4/01/19	N/R	135,200

3,950	Avaya Inc., 144A, (5)	10.500%	3/01/21	N/R	158,000
4,110	Total Communications Equipment				293,200

38	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Containers & Packaging – 0.5%

$10,500	Reynolds Group	5.750%	10/15/20	B+	$10,684,275

	Diversified Telecommunication Services – 2.4%

2,677	Inelsat Connect Finance SA, 144A	12.500%	4/01/22	CCC–	2,618,441

6,230	IntelSat Jackson Holdings	5.500%	8/01/23	CCC+	5,279,925

12,000	IntelSat Jackson Holdings, 144A	9.750%	7/15/25	CCC+	12,120,000

485	IntelSat Limited	6.750%	6/01/18	CCC–	468,631

7,691	IntelSat Limited	7.750%	6/01/21	CCC–	4,960,695

2,410	IntelSat Limited	8.125%	6/01/23	CCC–	1,506,250

12,000	Level 3 Financing Inc.	5.375%	8/15/22	BB	12,357,720

12,795	Neptune Finco Corporation, 144A	10.125%	1/15/23	B+	14,762,231
56,288	Total Diversified Telecommunication Services				54,073,893

	Equity Real Estate Investment Trusts – 0.5%

9,905	Realogy Group LLC / Realogy Co-Issuer Corporation, 144A	5.250%	12/01/21	B+	10,301,200

	Food & Staples Retailing – 0.3%

6,000	Rite Aid Corporation	9.250%	3/15/20	B	6,187,500

	Health Care Equipment & Supplies – 0.5%

11,500	Tenet Healthcare Corporation	6.000%	10/01/20	BB–	12,255,665

	Health Care Providers & Services – 2.0%

28,500	HCA Inc., (WI/DD)	6.500%	2/15/20	BBB–	31,029,375

12,000	HCA Inc.	5.875%	3/15/22	BBB–	13,290,000
40,500	Total Health Care Providers & Services				44,319,375

	Hotels, Restaurants & Leisure – 1.9%

15,630	MGM Resorts International Inc., (WI/DD)	6.750%	10/01/20	BB	17,232,075

3,000	MGM Resorts International Inc.	7.750%	3/15/22	BB	3,502,500

11,000	Scientific Games Corporation, 144A	7.000%	1/01/22	B+	11,673,750

7,950	Scientific Games International Inc., (WI/DD)	10.000%	12/01/22	B–	8,804,625
37,580	Total Hotels, Restaurants & Leisure				41,212,950

	Household Durables – 0.6%

3,500	Lennar Corporation	4.125%	12/01/18	BB+	3,557,470

5,000	Lennar Corporation	4.500%	6/15/19	BB+	5,143,750

4,000	Lennar Corporation	4.500%	11/15/19	BB+	4,130,000
12,500	Total Household Durables				12,831,220

	Media – 1.7%

1,000	CCO Holdings LLC Finance Corporation	5.750%	9/01/23	BB+	1,037,500

3,600	Cequel Communications Holding I LLC Capital, 144A	6.375%	9/15/20	B	3,676,500

200	Charter Communications Operating LLC/ Charter Communications Operating Capital Corporation	3.579%	7/23/20	BBB–	205,279

NUVEEN	39

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments	September 30, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Media (continued)

$17,925	Clear Channel Communications Inc., (5), (6)	12.000%	8/01/21	N/R	$—

8,000	Dish DBS Corporation	5.125%	5/01/20	Ba3	8,387,600

2,000	Dish DBS Corporation	6.750%	6/01/21	Ba3	2,200,000

6,500	Dish DBS Corporation	5.875%	11/15/24	Ba3	6,810,050

2,675	Hughes Satellite Systems Corporation	6.500%	6/15/19	BBB–	2,845,531

7,091	iHeartCommunications, Inc.	9.000%	12/15/19	Caa1	5,406,888

18,557	iHeartCommunications, Inc., (cash 12.000%, PIK 2.000%)	14.000%	2/01/21	Ca	2,505,241

5,250	iHeartCommunications, Inc.	9.000%	3/01/21	Caa1	3,730,781
72,798	Total Media				36,805,370

	Oil, Gas & Consumable Fuels – 0.3%

2,385	California Resources Corporation, 144A	8.000%	12/15/22	CCC+	1,550,250

2,925	Denbury Resources Inc.	5.500%	5/01/22	CCC+	1,674,563

2,400	FTS International Inc., 144A, (LIBOR reference rate + 7.500% spread), (10)	8.746%	6/15/20	B+	2,439,000
7,710	Total Oil, Gas & Consumable Fuels				5,663,813

	Professional Services – 0.4%

2,990	Ceridian HCN Holding Inc., 144A	11.000%	3/15/21	CCC	3,173,138

5,500	Nielsen Finance LLC Co, 144A	5.000%	4/15/22	BB+	5,699,375
8,490	Total Professional Services				8,872,513

	Semiconductors & Semiconductor Equipment – 0.1%

771	Advanced Micro Devices, Inc.	7.500%	8/15/22	B–	871,230

1,860	Advanced Micro Devices, Inc.	7.000%	7/01/24	B–	1,966,950
2,631	Total Semiconductors & Semiconductor Equipment				2,838,180

	Software – 1.6%

11,000	Balboa Merger Sub Inc., 144A	11.375%	12/01/21	CCC+	12,031,250

15,000	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	15,356,250

1,500	Boxer Parent Company Inc./BMC Software, 144A, (cash 9.000%, PIK 9.750%)	9.000%	10/15/19	CCC+	1,500,000

6,150	Infor Us Inc., 144A	5.750%	8/15/20	BB	6,326,813
33,650	Total Software				35,214,313

	Technology Hardware, Storage & Peripherals – 1.3%

2,000	Diamond 1 Finance Corporation / Diamond 2 Finance Corporation, 144A	5.875%	6/15/21	BB+	2,090,840

7,340	EMC Corporation	2.650%	6/01/20	Ba2	7,264,233

18,650	Western Digital Corporation, 144A	7.375%	4/01/23	BBB–	20,431,075
27,990	Total Technology Hardware, Storage & Peripherals				29,786,148

	Wireless Telecommunication Services – 1.9%

7,500	Sprint Capital Corporation	6.900%	5/01/19	B+	7,996,875

4,000	Sprint Communications Inc., 144A	9.000%	11/15/18	BB	4,295,000

20,195	Sprint Communications Inc.	7.000%	8/15/20	B+	22,065,460

2,000	Sprint Corporation	7.250%	9/15/21	B+	2,222,500

40	NUVEEN

Principal Amount (000)	Description (1)	Coupon			Maturity	Ratings (4)	Value

	Wireless Telecommunication Services (continued)

$1,000	Sprint Corporation	7.875%			9/15/23	B+	$1,160,000

2,000	T-Mobile USA Inc.	6.000%			3/01/23	BB	2,107,500

1,250	T-Mobile USA Inc.	6.625%			4/01/23	BB	1,315,650

275	T-Mobile USA Inc.	6.836%			4/28/23	BB	290,469
38,220	Total Wireless Telecommunication Services						41,453,454
401,929	Total Corporate Bonds (cost $386,833,352)						375,341,443

Principal Amount (000)	Description (1)	Coupon (7)	Reference Rate (7)	Spread (7)	Maturity (8)	Ratings (4)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 77.4% (7)

	Aerospace & Defense – 1.8%

$3,226	Leidos Holdings, Inc., Term Loan B	3.250%	LIBOR	2.000%	8/16/23	BBB–	$3,250,454

5,000	MacDonald, Dettwiler and Associates, Ltd., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB	5,011,875

14,400	Sequa Corporation, Term Loan, First Lien	6.814%	LIBOR	5.500%	11/28/21	B	14,528,159

4,282	Sequa Corporation, Term Loan, Second Lien	10.314%	LIBOR	9.000%	4/26/22	CCC	4,400,949

11,741	Transdigm, Inc., Tranche D, Term Loan	4.235%	LIBOR	3.000%	6/04/21	Ba2	11,785,496
38,649	Total Aerospace & Defense						38,976,933

	Air Freight & Logistics – 0.3%

1,166	Americold Realty Operating Partnership, Term Loan B	4.985%	LIBOR	3.750%	12/01/22	BB	1,181,057

1,729	PAE Holding Corporation, Term Loan B	6.735%	LIBOR	5.500%	10/20/22	B+	1,741,218

4,266	XPO Logistics, Inc., Refinanced Term Loan	3.554%	LIBOR	2.250%	11/01/21	BB+	4,280,785
7,161	Total Air Freight & Logistics						7,203,060

	Airlines – 1.6%

11,177	American Airlines, Inc., Replacement Term Loan	3.237%	LIBOR	2.000%	6/27/20	BB+	11,195,563

2,500	American Airlines, Inc., Replacement Term Loan	3.235%	LIBOR	2.000%	10/10/21	BB+	2,503,650

2,965	American Airlines, Inc., Term Loan B	3.735%	LIBOR	2.000%	4/28/23	BB+	2,977,705

16,076	American Airlines, Inc., Term Loan B	3.734%	LIBOR	2.500%	12/14/23	BB+	16,129,736

1,491	United Air Lines, Inc., Term Loan B	3.561%	LIBOR	2.250%	4/01/24	Baa3	1,498,404
34,209	Total Airlines						34,305,058

	Auto Components – 0.1%

1,778	American Tire Distributors, Inc., Term Loan, First Lien	5.485%	LIBOR	4.250%	9/01/21	B–	1,796,893

1,250	DexKo Global, Inc., Term Loan, First Lien	5.313%	LIBOR	4.000%	7/24/24	B	1,262,244
3,028	Total Auto Components						3,059,137

	Automobiles – 0.9%

2,037	Chrysler Group LLC, Term Loan	3.240%	LIBOR	2.000%	12/31/18	BBB–	2,045,324

17,055	Formula One Group, Term Loan B	4.235%	LIBOR	3.000%	2/01/24	B+	17,180,902
19,092	Total Automobiles						19,226,226

NUVEEN	41

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments	September 30, 2017

Principal Amount (000)	Description (1)	Coupon (7)	Reference Rate (7)	Spread (7)	Maturity (8)	Ratings (4)	Value

	Building Products – 1.0%

$22,308	Quikrete Holdings, Inc., Term Loan B	3.985%	LIBOR	2.750%	11/15/23	BB–	$22,333,359

	Capital Markets – 0.5%

10,912	RPI Finance Trust, Term Loan B6	3.333%	LIBOR	2.000%	3/27/23	Baa2	10,954,113

	Chemicals – 1.4%

611	Ineos US Finance LLC, New 2022 Dollar Term Loan	3.985%	LIBOR	2.750%	3/31/22	BB	616,177

653	Ineos US Finance LLC, New 2024 Dollar Term Loan	3.985%	LIBOR	2.750%	4/01/24	BB	658,834

5,339	Mineral Technologies, Inc., Term Loan B2	4.750%	N/A	N/A	5/07/21	BB+	5,425,432

689	Platform Specialty Products Corporation, Tranche B6, Term Loan	4.235%	LIBOR	3.000%	6/07/23	BB–	693,772

1,729	PQ Corporation, Term Loan B	4.562%	LIBOR	3.250%	11/04/22	BB–	1,746,835

605	Tronox Finance LLC, Blocked Dollar Term Loan, (WI/DD)	TBD	TBD	TBD	TBD	BB–	607,611

1,395	Tronox Finance LLC, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB–	1,402,179

20,331	Univar, Inc., Term Loan B, (DD1)	3.985%	LIBOR	2.750%	7/01/22	BB	20,434,024
31,352	Total Chemicals						31,584,864

	Commercial Services & Supplies – 1.7%

6,973	ADS Waste Holdings, Inc., Term Loan B, First Lien, (DD1)	3.946%	LIBOR	2.750%	11/10/23	BB	7,027,337

290	Education Management LLC, Tranche A, Term Loan, (5)	5.804%	LIBOR	4.500%	7/02/20	N/R	129,328

551	Education Management LLC, Tranche B, Term Loan, (cash 8.804, PIK 1.000%), (5)	8.804%	LIBOR	7.500%	7/02/20	N/R	11,708

7,474	iQor US, Inc., Term Loan, First Lien	6.299%	LIBOR	5.000%	4/01/21	B	7,425,205

417	iQor US, Inc., Term Loan, Second Lien	10.049%	LIBOR	8.750%	4/01/22	CCC+	404,690

1,751	KAR Auction Services, Inc., Term Loan B5	3.875%	LIBOR	2.500%	3/09/23	Ba2	1,762,905

4,063	Monitronics International, Inc., Term Loan B2, First Lien	6.833%	LIBOR	5.500%	9/30/22	B2	4,041,392

5,729	Protection One, Inc., Term Loan	3.985%	LIBOR	2.750%	5/02/22	BB–	5,785,712

8,924	Skillsoft Corporation, Initial Term Loan, First Lien	5.985%	LIBOR	4.750%	4/28/21	B–	8,460,010

2,471	West Corporation, Refinanced Term Loan B12	3.735%	LIBOR	2.500%	6/17/23	BB	2,475,300
38,643	Total Commercial Services & Supplies						37,523,587

	Communications Equipment – 1.7%

6,539	Avaya, Inc., DIP Term Loan, (DD1)	8.737%	LIBOR	7.500%	1/24/18	Baa3	6,611,491

5,998	Avaya, Inc., Term Loan B3, (DD1), (5)	6.460%	LIBOR	4.500%	10/26/17	N/R	5,072,961

7,405	Avaya, Inc., Term Loan B6, (5)	6.500%	LIBOR	5.500%	3/31/18	N/R	6,267,588

12,960	Avaya, Inc., Term Loan B7, (DD1), (5)	6.460%	LIBOR	5.250%	5/29/20	N/R	11,008,321

4,723	Colorado Buyer, Inc., Term Loan, First Lien	4.310%	LIBOR	3.000%	5/01/24	Ba3	4,750,994

2,573	Colorado Buyer, Inc., Term Loan, Second Lien	8.570%	LIBOR	7.250%	5/01/25	B3	2,620,078

2,041	CommScope, Inc., Term Loan B	3.235%	LIBOR	2.000%	12/29/22	Baa3	2,051,139
42,239	Total Communications Equipment						38,382,572

	Construction & Engineering – 0.3%

2,493	Pike Corp., Term Loan B	4.740%	LIBOR	3.500%	9/20/24	B	2,527,557

3,483	Traverse Midstream Partners, Term Loan B, (DD1)	5.330%	LIBOR	4.000%	9/21/24	B+	3,530,615
5,976	Total Construction & Engineering						6,058,172

42	NUVEEN

Principal Amount (000)	Description (1)	Coupon (7)	Reference Rate (7)	Spread (7)	Maturity (8)	Ratings (4)	Value

	Consumer Finance – 2.7%

$2,388	First Data Corporation, Term Loan A	3.237%	LIBOR	2.000%	6/02/20	BB+	$2,392,666

38,190	First Data Corporation, Term Loan B	3.737%	LIBOR	2.500%	4/26/24	BB+	38,357,204

18,861	First Data Corporation, Term Loan, First Lien	3.487%	LIBOR	2.250%	7/10/22	BB+	18,913,612
59,439	Total Consumer Finance						59,663,482

	Containers & Packaging – 1.6%

1,675	Berry Global, Inc., Term Loan M	3.485%	LIBOR	2.250%	10/01/22	BB	1,681,651

3,233	Berry Global, Inc., Term Loan N	3.485%	LIBOR	2.250%	1/19/24	BB	3,239,469

29,270	Reynolds Group Holdings, Inc., Term Loan, First Lien, (DD1)	3.985%	LIBOR	2.750%	2/05/23	B+	29,413,183
34,178	Total Containers & Packaging						34,334,303

	Distributors – 0.3%

6,234	Atotech, Initial Term Loan B1	4.333%	LIBOR	3.000%	1/31/24	B+	6,262,960

	Diversified Consumer Services – 1.4%

15,384	Cengage Learning Acquisitions, Inc., Term Loan B	5.485%	LIBOR	4.250%	6/07/23	B+	14,224,748

6,493	Hilton Hotels Corporation, Term Loan B2	3.237%	LIBOR	2.000%	10/25/23	BBB–	6,526,852

4,469	Houghton Mifflin, Term Loan B, First Lien	4.235%	LIBOR	3.000%	5/28/21	B+	4,321,793

5,916	Laureate Education, Inc., New Term Loan, (DD1)	5.735%	LIBOR	4.500%	4/26/24	B	5,954,787
32,262	Total Diversified Consumer Services						31,028,180

	Diversified Financial Services – 1.6%

2,715	Altisource Solutions S.A R.L., Term Loan B	4.735%	LIBOR	3.500%	12/09/20	B+	2,538,527

6,440	Fly Funding II S.a r.l., Term Loan B	3.560%	LIBOR	2.750%	2/09/23	BB+	6,461,372

2,469	Freedom Mortgage Corporation, Initial Term Loan	6.956%	LIBOR	5.500%	2/23/22	BB–	2,514,892

7,998	MGM Growth Properties, Term Loan B	3.485%	LIBOR	2.250%	4/25/23	BB+	8,031,762

2,875	Ocwen Financial Corporation, Term Loan B, First Lien	6.231%	LIBOR	5.000%	12/05/20	B+	2,874,255

1,719	OM Group, Inc., Term Loan B	5.583%	LIBOR	4.250%	2/21/24	B	1,731,779

10,795	Veritas US, Inc., Term Loan B1	5.833%	LIBOR	4.500%	1/27/23	B+	10,915,023
35,011	Total Diversified Financial Services						35,067,610

	Diversified Telecommunication Services – 5.0%

24,408	CenturyLink, Inc., Term Loan B	2.750%	LIBOR	2.750%	1/31/25	BBB–	23,691,173

1,761	Cincinnati Bell, Inc., Tranche B, Term Loan	4.237%	LIBOR	3.000%	9/10/20	BB–	1,764,914

1,487	DTI Holdings, Inc., Term Loan B, First Lien	6.561%	LIBOR	5.250%	10/02/23	B	1,429,847

6,575	Frontier Communications Corporation, Term Loan B	4.990%	LIBOR	3.750%	1/14/20	BB+	6,263,061

7,745	Greeneden U.S. Holdings II LLC, Term Loan B	5.083%	LIBOR	3.750%	12/01/23	B	7,810,103

43,214	Intelsat Jackson Holdings, S.A., Tranche B2, Term Loan	4.071%	LIBOR	2.750%	6/30/19	B1	43,136,825

11,300	Level 3 Financing, Inc., Tranche B, Term Loan	3.486%	LIBOR	2.250%	2/22/24	BBB–	11,307,967

2,458	Presidio, Inc., Term Loan, First Lien	4.549%	LIBOR	3.500%	2/02/22	B+	2,479,344

670	WideOpenWest Finance LLC, Term Loan B	4.484%	LIBOR	3.250%	8/18/23	B	669,744

2,979	Windstream Corporation, Term Loan B6	5.240%	LIBOR	4.000%	3/29/21	BB+	2,673,380

NUVEEN	43

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments	September 30, 2017

Principal Amount (000)	Description (1)	Coupon (7)	Reference Rate (7)	Spread (7)	Maturity (8)	Ratings (4)	Value

	Diversified Telecommunication Services (continued)

$10,523	Ziggo B.V., Term Loan E	3.734%	LIBOR	2.500%	4/15/25	BB+	$10,525,926
113,120	Total Diversified Telecommunication Services						111,752,284

	Electric Utilities – 0.9%

1,383	EFS Cogen Holdings LLC, Term Loan B	4.840%	LIBOR	3.500%	6/28/23	BB	1,402,242

4,684	Energy Future Intermediate Holding Company, DIP Term Loan	4.235%	LIBOR	3.000%	6/30/18	Ba3	4,712,801

1,665	Helix Generation, Term Loan B	5.083%	LIBOR	3.750%	3/10/24	BB	1,685,707

7,434	Vistra Operations Co., Term Loan B	3.982%	LIBOR	2.750%	8/04/23	BB+	7,458,455

3,722	Vistra Operations Co., Term Loan B2	3.982%	LIBOR	2.750%	12/14/23	BB+	3,739,540

1,708	Vistra Operations Co., Term Loan C	3.982%	LIBOR	2.750%	8/04/23	BB+	1,713,906
20,596	Total Electric Utilities						20,712,651

	Electrical Equipment – 0.2%

1,611	MTS Systems, Term Loan B	4.490%	LIBOR	3.250%	7/01/23	BB–	1,625,336

1,655	TTM Technologies, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BBB–	1,666,566

2,026	Zebra Technologies Corporation, Term Loan B	3.314%	LIBOR	2.000%	10/24/21	BB	2,031,574
5,292	Total Electrical Equipment						5,323,476

	Energy Equipment & Services – 0.2%

4,400	Diversey, Inc., Term Loan B, (DD1)	4.316%	LIBOR	3.000%	7/25/24	B1	4,392,740

401	Drill Rigs Holdings, Inc., Restructure Term Loan	0.000%	N/A	N/A	9/20/24	N/R	407,699

670	Dynamic Energy Services International LLC, Term Loan, (cash 14.812%, PIK 1.500%)	14.812%	LIBOR	8.500%	3/06/18	N/R	234,487
5,471	Total Energy Equipment & Services						5,034,926

	Equity Real Estate Investment Trusts – 1.2%

6,813	Communications Sales & Leasing, Inc., Shortfall Term Loan, (DD1)	4.235%	LIBOR	3.000%	10/24/22	BB+	6,312,005

8,500	GLP Capital, Term Loan A1	2.985%	LIBOR	1.750%	4/28/21	BB+	8,415,000

1,393	Realogy Group LLC, Term Loan B	3.485%	LIBOR	2.250%	7/20/22	BB+	1,401,215

12,141	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien, (DD1)	4.985%	LIBOR	3.750%	12/18/20	Caa2	11,174,107
28,847	Total Equity Real Estate Investment Trusts						27,302,327

	Food & Staples Retailing – 2.5%

31,893	Albertson’s LLC, Term Loan B4, (DD1)	3.985%	LIBOR	2.750%	8/25/21	BB	30,818,752

2,494	Albertson’s LLC, Term Loan B5	4.330%	LIBOR	3.000%	12/21/22	BB	2,408,925

4,005	Albertson’s LLC, Term Loan B6	4.317%	LIBOR	3.000%	6/22/23	BB	3,855,779

818	BJ’s Wholesale Club, Inc., Term Loan B, First Lien	4.982%	LIBOR	3.750%	2/03/24	B–	786,191

1,930	Del Monte Foods Company, Term Loan, First Lien	4.565%	LIBOR	3.250%	2/18/21	CCC+	1,664,972

5,500	Rite Aid Corporation, Tranche 1, Term Loan, Second Lien	5.990%	LIBOR	4.750%	8/21/20	BB	5,552,718

5,350	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien	5.115%	LIBOR	3.875%	6/21/21	BB	5,383,438

3,110	Save-A-Lot, Term Loan B	7.235%	LIBOR	6.000%	12/05/23	B	2,861,208

578	Supervalu, Inc., Delayed Draw, Term Loan B	4.735%	LIBOR	3.500%	6/02/24	BB	554,935

963	Supervalu, Inc., Term Loan B	4.735%	LIBOR	3.500%	6/08/24	BB	924,892
56,641	Total Food & Staples Retailing						54,811,810

44	NUVEEN

Principal Amount (000)	Description (1)	Coupon (7)	Reference Rate (7)	Spread (7)	Maturity (8)	Ratings (4)	Value

	Food Products – 2.3%

$1,375	American Seafoods Group LLC, Term Loan B	4.557%	LIBOR	3.250%	8/21/23	BB–	$1,380,803

4,364	Chobani, Inc., Term Loan B	5.485%	LIBOR	4.250%	10/07/23	B	4,407,959

3,414	Hearthside Group Holdings LLC, Term Loan B	4.235%	LIBOR	3.000%	6/02/21	B1	3,427,826

5,045	Jacobs Douwe Egberts, Term Loan B	3.563%	LIBOR	2.250%	7/02/22	BB	5,078,997

5,851	Keurig Green Mountain, Inc., Term Loan A, First Lien	2.750%	LIBOR	1.500%	3/03/21	BBB–	5,845,205

2,420	Pinnacle Foods Finance LLC, Term Loan B	3.232%	LIBOR	2.000%	2/02/24	BB+	2,429,789

28,803	US Foods, Inc., New Term Loan B, (DD1)	3.985%	LIBOR	2.750%	6/27/23	BB	29,009,054
51,272	Total Food Products						51,579,633

	Health Care Equipment & Supplies – 0.7%

2,829	Acelity, Term Loan B	4.583%	LIBOR	3.250%	2/02/24	B1	2,824,071

744	Alere, Inc., Term Loan B	4.490%	LIBOR	3.250%	6/20/22	BB–	744,622

2,300	Carestream Dental Equipment, Inc., Initial Term Loan, First Lien, (DD1)	4.583%	LIBOR	3.250%	9/01/24	B	2,300,357

1,313	ConvaTec, Inc., Term Loan B	3.583%	LIBOR	2.500%	10/25/23	BB	1,319,017

1,432	Greatbatch, Inc., Term Loan B	4.740%	LIBOR	3.500%	10/27/22	B	1,442,548

5,249	Onex Carestream Finance LP, Term Loan, First Lien	5.333%	LIBOR	4.000%	6/07/19	B+	5,262,247

1,937	Onex Carestream Finance LP, Term Loan, Second Lien	9.833%	LIBOR	8.500%	12/09/19	B–	1,902,523
15,804	Total Health Care Equipment & Supplies						15,795,385

	Health Care Providers & Services – 2.9%

2,422	Acadia Healthcare, Inc., Term Loan B1	3.985%	LIBOR	2.750%	2/11/22	Ba2	2,441,336

5,000	Air Medical Group Holdings, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B1	5,004,700

1,496	Air Medical Group Holdings, Inc., Term Loan, First Lien	5.237%	LIBOR	4.000%	4/28/22	B1	1,496,968

1,500	Albany Molecular Research, Inc., Initial Term Loan, First Lien	4.583%	LIBOR	3.250%	8/30/24	B	1,503,285

1,111	Community Health Systems, Inc., Term Loan G	4.067%	LIBOR	2.750%	12/31/19	BB	1,105,797

1,170	Community Health Systems, Inc., Term Loan H	4.317%	LIBOR	3.000%	1/27/21	BB	1,163,671

2,516	DJO Finance LLC, Term Loan B, First Lien	4.487%	LIBOR	3.250%	6/08/20	B+	2,518,032

4,276	Envision Healthcare Corportation, Term Loan B, First Lien	4.240%	LIBOR	3.000%	12/01/23	BB–	4,293,862

11,223	HCA, Inc., Term Loan A5, (DD1)	2.735%	LIBOR	1.500%	6/10/20	BBB–	11,241,515

4,725	HCA, Inc., Term Loan B9	3.235%	LIBOR	2.000%	3/18/23	BBB–	4,747,163

7,810	HCA, Inc., Tranche B8, Term Loan	3.485%	LIBOR	2.250%	2/15/24	BBB–	7,856,246

1,574	Healogics, Inc., Term Loan, First Lien	5.570%	LIBOR	4.250%	7/01/21	B2	1,288,485

1,500	Healogics, Inc., Term Loan, Second Lien	9.299%	LIBOR	8.000%	7/01/22	CCC	825,000

3,000	Heartland Dental Care, Inc., Term Loan, Second Lien	9.820%	LIBOR	8.500%	7/31/24	CCC	3,033,750

3,301	Millennium Laboratories, Inc., Term Loan B, First Lien	7.735%	LIBOR	6.500%	12/21/20	CCC+	1,683,704

1,706	MultiPlan, Inc., Term Loan B	4.333%	LIBOR	3.000%	6/07/23	B+	1,722,091

5,000	PharMerica, Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B1	5,035,925

457	Quorum Health Corp., Term Loan B	8.067%	LIBOR	6.750%	4/29/22	B2	463,671

4,096	Select Medical Corporation, Tranche B, Term Loan	4.810%	LIBOR	3.500%	3/01/21	Ba2	4,145,007

978	U.S. Renal Care, Inc., Term Loan, First Lien	5.583%	LIBOR	4.250%	12/30/22	B	949,176

NUVEEN	45

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments	September 30, 2017

Principal Amount (000)	Description (1)	Coupon (7)	Reference Rate (7)	Spread (7)	Maturity (8)	Ratings (4)	Value

	Health Care Providers & Services (continued)

$1,349	Vizient, Inc., New Term Loan B	4.735%	LIBOR	3.500%	2/13/23	BB–	$1,360,064
66,210	Total Health Care Providers & Services						63,879,448

	Health Care Technology – 0.7%

2,707	Catalent Pharma Solutions, Inc., Term Loan B	3.985%	LIBOR	2.750%	5/20/21	BB	2,730,099

10,940	Emdeon, Inc., Term Loan	3.985%	LIBOR	2.750%	3/01/24	Ba3	10,981,749

2,481	Press Ganey Holdings, Inc., Term Loan, First Lien	4.485%	LIBOR	3.250%	10/23/23	B	2,497,533
16,128	Total Health Care Technology						16,209,381

	Hotels, Restaurants & Leisure – 4.1%

1,410	Aramark Corporation, Term Loan B	3.235%	LIBOR	2.000%	3/28/24	BBB–	1,416,374

4,420	Boyd Gaming Corporation, Refinancing Term Loan B	3.694%	LIBOR	2.500%	9/15/23	BB+	4,439,968

50,602	Burger King Corporation, Term Loan B3, (DD1)	3.523%	LIBOR	2.250%	2/16/24	Ba3	50,589,427

8,400	Caesars Entertainment Operating Company, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB	8,417,514

3,509	CityCenter Holdings LLC, Term Loan B	3.735%	LIBOR	2.500%	4/18/24	BB–	3,528,396

1,762	Intrawest Resorts Holdings, Inc., Term Loan B1, (DD1)	4.485%	LIBOR	3.250%	7/31/24	B	1,773,108

770	Intrawest Resorts Holdings, Inc., Term Loan B2	4.485%	LIBOR	3.250%	7/31/24	B	774,891

4,625	Life Time Fitness, Inc., Term Loan B	4.317%	LIBOR	3.000%	6/10/22	BB–	4,646,953

13,967	Scientific Games Corporation, Term Loan B4, (DD1)	4.485%	LIBOR	3.250%	8/14/24	B+	14,008,326

1,497	Station Casino LLC, Term Loan B	3.740%	LIBOR	2.500%	6/08/23	BB–	1,500,632
90,962	Total Hotels, Restaurants & Leisure						91,095,589

	Household Products – 0.2%

4,217	Revlon Consumer Products Corporation, Term Loan B, First Lien, (DD1)	4.735%	LIBOR	3.500%	11/16/20	B1	3,789,064

1,491	Spectrum Brands, Inc, Refinanced Term Loan	3.313%	LIBOR	2.000%	6/23/22	BBB–	1,501,923
5,708	Total Household Products						5,290,987

	Independent Power & Renewable Electricity Producers – 0.3%

2,973	Calpine Corporation Term Loan B-8	2.990%	LIBOR	1.750%	12/27/19	BB	2,973,468

1,236	Calpine Corporation, Term Loan B1, First Lien	2.990%	LIBOR	1.750%	11/30/17	BB	1,238,366

645	Calpine Corporation, Term Loan B7	4.090%	LIBOR	2.750%	5/31/23	BB+	644,373

836	Dynegy, Inc., Tranche Term Loan C1	4.485%	LIBOR	3.250%	2/07/24	BB	840,887
5,690	Total Independent Power & Renewable Electricity Producers						5,697,094

	Industrial Conglomerates – 0.3%

4,441	Brand Energy & Infrastructure Services, Inc., Term Loan B, First Lien, (DD1)	5.564%	LIBOR	4.250%	6/16/24	B	4,468,613

1,875	Robertshaw US Holding Corp., Term Loan, First Lien	5.750%	LIBOR	4.500%	8/02/24	B1	1,896,094

850	Robertshaw US Holding Corp., Term Loan, Second Lien	10.250%	LIBOR	9.000%	2/04/25	CCC+	850,706
7,166	Total Industrial Conglomerates						7,215,413

	Insurance – 1.0%

3,811	Acrisure LLC, Term Loan, First Lien	6.272%	LIBOR	5.000%	11/22/23	B	3,863,302

2,708	Alliant Holdings I LLC, Term Loan B	4.564%	LIBOR	3.250%	8/14/22	B	2,721,713

46	NUVEEN

Principal Amount (000)	Description (1)	Coupon (7)	Reference Rate (7)	Spread (7)	Maturity (8)	Ratings (4)	Value

	Insurance (continued)

$10,407	Hub International Holdings, Inc., Initial Term Loan, (DD1)	4.312%	LIBOR	3.000%	10/02/20	B1	$10,487,366

4,000	USI Holdings Corporation, Term Loan B	4.314%	LIBOR	3.000%	4/05/24	B	3,993,340
20,926	Total Insurance						21,065,721

	Internet and Direct Marketing Retail – 0.1%

1,723	Travelport LLC, Term Loan B	4.061%	LIBOR	2.750%	8/31/21	B+	1,722,866

	Internet Software & Services – 1.0%

8,133	Ancestry.com, Inc., Term Loan, First Lien	4.490%	LIBOR	3.250%	10/19/23	B1	8,201,643

2,934	Rackspace Hosting, Inc., Term Loan B	4.311%	LIBOR	3.000%	11/03/23	Ba2	2,934,388

2,663	Sabre, Inc., Term Loan B	3.485%	LIBOR	2.250%	2/22/24	Ba2	2,678,410

2,997	SkillSoft Corporation, Term Loan, Second Lien	9.485%	LIBOR	8.250%	4/28/22	CCC	2,466,615

3,468	Thomson Reuters IP & S, New Term Loan	4.735%	LIBOR	3.500%	10/03/23	BB–	3,485,985

1,995	TierPoint LLC, Term Loan, First Lien	4.985%	LIBOR	3.750%	5/05/24	BB	2,006,631

500	TierPoint LLC, Term Loan, Second Lien	8.485%	LIBOR	7.250%	5/05/25	B–	510,210
22,690	Total Internet Software & Services						22,283,882

	IT Services – 1.8%

2,500	DigiCert, Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B–	2,528,125

1,726	Engility Corporation, Term Loan B2	4.485%	LIBOR	3.250%	8/11/23	BB–	1,748,787

5,013	Gartner, Inc., Term Loan A	3.235%	LIBOR	2.000%	3/21/22	BB+	5,040,854

5,470	Gartner, Inc., Term Loan B	3.235%	LIBOR	2.000%	4/05/24	BB+	5,521,288

2,775	Neustar, Inc., Term Loan 2	5.062%	LIBOR	3.750%	8/08/24	BB	2,802,167

1,235	Neustar, Inc., Term Loan B1	4.525%	LIBOR	3.250%	1/08/20	BB	1,248,176

2,250	Neustar, Inc., Term Loan, Second Lien	9.312%	LIBOR	8.000%	8/08/25	B–	2,283,750

2,393	Optiv Security, Inc., Term Loan, First Lien	4.563%	LIBOR	3.250%	2/01/24	B2	2,254,857

2,500	PEAK 10, Inc., Term Loan B	4.811%	LIBOR	3.500%	8/01/24	B	2,505,725

1,610	PEAK 10, Inc., Term Loan, Second Lien	8.561%	LIBOR	7.250%	8/01/25	CCC+	1,622,743

7,481	Tempo Acquisition LLC, Term Loan B	4.235%	LIBOR	3.000%	5/01/24	B1	7,493,744

2,343	Vantiv, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB	2,347,930

657	Vantiv, Inc., Term Loan B1, (WI/DD)	TBD	TBD	TBD	TBD	BBB–	658,174

1,828	WEX, Inc., Term Loan B	3.985%	LIBOR	2.750%	7/01/23	BB–	1,849,628
39,781	Total IT Services						39,905,948

	Leisure Products – 0.8%

2,938	24 Hour Fitness Worldwide, Inc., Term Loan B	5.046%	LIBOR	3.750%	5/28/21	Ba3	2,934,432

3,884	Academy, Ltd., Term Loan B	5.314%	LIBOR	4.000%	7/02/22	B3	2,652,220

2,250	Equinox Holdings, Inc., Initial Term Loan, Second Lien	8.235%	LIBOR	7.000%	9/06/24	CCC+	2,296,688

3,375	Equinox Holdings, Inc., Term Loan, First Lien, (DD1)	4.485%	LIBOR	3.250%	3/08/24	B+	3,393,465

3,432	Four Seasons Holdings, Inc., Term Loan B	3.735%	LIBOR	2.500%	11/30/23	BB	3,461,183

2,909	Planet Fitness Holdings LLC, Term Loan B	4.235%	LIBOR	3.000%	3/31/21	BB–	2,931,873
18,788	Total Leisure Products						17,669,861

NUVEEN	47

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments	September 30, 2017

Principal Amount (000)	Description (1)	Coupon (7)	Reference Rate (7)	Spread (7)	Maturity (8)	Ratings (4)	Value

	Life Sciences Tools & Services – 0.5%

$8,781	Inventiv Health, Inc., Term Loan B	3.485%	LIBOR	2.250%	8/01/24	Ba2	$8,821,782

2,200	Parexel International Corp., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	B1	2,217,886
10,981	Total Life Sciences Tools & Services						11,039,668

	Machinery – 1.5%

4,730	Columbus McKinnon Corporation, Term Loan, First Lien	4.333%	LIBOR	3.000%	1/31/24	Ba3	4,750,996

10,440	Gates Global LLC, Initial Dollar Term Loan B1	4.583%	LIBOR	3.250%	4/01/24	B+	10,498,393

2,485	NN, Inc., 5 Year Term Loan	5.485%	LIBOR	4.250%	10/19/22	B+	2,504,060

8,791	Rexnord LLC, Term Loan B, First Lien	4.060%	LIBOR	2.750%	8/21/23	BB–	8,834,037

4,529	SIG Combibloc, Term Loan B, First Lien	4.235%	LIBOR	3.000%	3/11/22	B+	4,551,798

2,350	TNT Crane and Rigging Inc., Initial Term Loan, First Lien	5.833%	LIBOR	4.500%	11/27/20	B3	2,168,126
33,325	Total Machinery						33,307,410

	Marine – 0.1%

1,643	American Commercial Lines LLC, Term Loan B, First Lien	9.985%	LIBOR	8.750%	11/12/20	B–	1,310,366

	Media – 6.3%

977	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.485%	LIBOR	3.250%	7/23/21	B1	923,582

3,982	Affinion Group Holdings, Inc., Term Loan, First Lien	9.059%	LIBOR	7.750%	5/10/22	B2	3,979,168

3,491	Cable One, Inc., Term Loan B	3.570%	LIBOR	2.250%	4/12/24	Ba2	3,517,434

2,888	Catalina Marketing Corporation, Term Loan, First Lien	4.735%	LIBOR	3.500%	4/09/21	B1	2,438,725

1,000	Catalina Marketing Corporation, Term Loan, Second Lien	7.985%	LIBOR	6.750%	4/11/22	Caa1	588,125

2,055	CBS Radio, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB–	2,062,715

3,538	CBS Radio, Inc., Term Loan B, First Lien, (DD1)	4.737%	LIBOR	3.500%	10/17/23	BB–	3,571,308

11,325	Cequel Communications LLC, Term Loan B	3.485%	LIBOR	2.250%	7/28/25	BB–	11,290,652

497	Charter Communications Operating Holdings LLC, Term Loan E	3.240%	LIBOR	2.000%	7/01/20	BBB–	499,656

6,321	Charter Communications Operating Holdings LLC, Term Loan I, First Lien	3.490%	LIBOR	2.250%	1/15/24	BBB–	6,353,752

32,749	Clear Channel Communications, Inc., Tranche D, Term Loan, (DD1)	8.083%	LIBOR	6.750%	1/30/19	Caa1	25,430,056

4,950	Clear Channel Communications, Inc.,Term Loan E, (DD1)	8.833%	LIBOR	7.500%	7/30/19	Caa1	3,837,488

1,994	CSC Holdings LLC, Refinancing Term Loan	3.484%	LIBOR	2.250%	7/17/25	Ba1	1,985,735

9,948	Cumulus Media, Inc., Term Loan B	4.490%	LIBOR	3.250%	12/23/20	Caa1	8,337,378

5,035	Emerald Expositions Holdings, Inc., Term Loan B	4.333%	LIBOR	3.000%	5/17/24	BB	5,073,542

3,613	Entercom Communications, Inc., Term Loan B	4.737%	LIBOR	3.500%	11/01/23	BB–	3,627,853

6,318	Getty Images, Inc., Term Loan B, First Lien	4.833%	LIBOR	3.500%	10/18/19	B3	5,484,141

1,386	Gray Television, Inc., Term Loan B2	3.737%	LIBOR	2.500%	2/07/24	BB	1,394,471

4,496	IMG Worldwide, Inc.,Term Loan, First Lien	4.490%	LIBOR	3.250%	5/06/21	B+	4,532,622

2,931	Lions Gate Entertainment Corporation, Term Loan B	4.235%	LIBOR	3.000%	12/08/23	Ba2	2,957,461

10,990	McGraw-Hill Education Holdings LLC, Term Loan B	5.235%	LIBOR	4.000%	5/02/22	BB	10,818,089

1,740	Mediacom Broadband LLC, Term Loan K	3.450%	LIBOR	2.250%	2/19/24	BB+	1,745,797

1,417	Nexstar Broadcasting Group, Term Loan, (DD1)	3.737%	LIBOR	2.500%	1/17/24	BB+	1,422,539

11,458	Nexstar Broadcasting Group, Term Loan B, (DD1)	3.737%	LIBOR	2.500%	1/17/24	BB–	11,502,896

48	NUVEEN

Principal Amount (000)	Description (1)	Coupon (7)	Reference Rate (7)	Spread (7)	Maturity (8)	Ratings (4)	Value

	Media (continued)

$4,750	Springer Science & Business Media, Inc., Term Loan B9, First Lien	4.735%	LIBOR	3.550%	8/14/20	B	$4,769,629

7,000	Virgin Media Investment Holdings, Limited Term Loan I	3.984%	LIBOR	2.750%	1/31/25	BB–	7,032,830

3,742	WMG Acquisition Corporation, Term Loan, First Lien	3.737%	LIBOR	2.500%	11/01/23	Ba3	3,755,700
150,591	Total Media						138,933,344

	Metals & Mining – 0.1%

1,496	CanAm Construction, Inc., Term Loan B	6.799%	LIBOR	5.500%	7/01/24	B	1,501,861

1,293	Fairmount Minerals, Ltd., Term Loan B1, First Lien	4.735%	LIBOR	3.500%	9/05/19	B+	1,278,130
2,789	Total Metals & Mining						2,779,991

	Multiline Retail – 0.7%

2,043	Belk, Inc., Term Loan B, First Lien	6.054%	LIBOR	4.750%	12/12/22	B2	1,719,449

11,200	Dollar Tree, Inc., Term Loan B2	4.250%	N/A	N/A	7/06/22	BBB–	11,375,000

2,132	Hudson’s Bay Company, Term Loan B, First Lien	4.522%	LIBOR	3.750%	9/30/22	BB–	2,079,176
15,375	Total Multiline Retail						15,173,625

	Oil, Gas & Consumable Fuels – 2.7%

2,182	BCP Renaissance Parent, Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	BB–	2,208,065

9,000	California Resources Corporation, Term Loan	11.609%	LIBOR	10.375%	12/31/21	B	9,632,250

14,750	Chesapeake Energy Corporation, Term Loan	8.814%	LIBOR	7.500%	8/23/21	B+	15,939,218

717	Crestwood Holdings LLC, Term Loan B	9.228%	LIBOR	8.000%	6/19/19	B–	715,862

243	Energy and Exploration Partners, Term Loan, Second Lien, (cash 5.000%, PIK 5.000%)	5.000%	N/A	N/A	5/13/22	N/R	90,951

3,014	Fieldwood Energy LLC, Term Loan, First Lien	4.208%	LIBOR	2.875%	10/01/18	B–	2,783,760

8,920	Fieldwood Energy LLC, Term Loan, First Lien	8.333%	LIBOR	7.000%	8/31/20	B–	7,916,200

1,324	Fieldwood Energy LLC, Term Loan, Second Lien	8.458%	LIBOR	7.125%	9/30/20	CCC–	550,883

4,956	Fieldwood Energy LLC, Term Loan, Second Lien	8.458%	LIBOR	7.125%	9/30/20	B–	3,469,495

7,952	Harvey Gulf International Marine, Inc., Term Loan B, (5)	0.000%	LIBOR	4.500%	6/18/20	CCC–	2,812,999

11,723	Peabody Energy Corporation, Term Loan B, (DD1)	4.735%	LIBOR	3.500%	3/31/22	N/R	11,814,333

3,005	Seadrill Partners LLC, Initial Term Loan	4.333%	LIBOR	3.000%	2/21/21	CCC+	2,214,079

61	Southcross Holdings Borrower L.P., Term Loan B, First Lien, (cash 3.500%, PIK 5.500%)	3.500%	N/A	N/A	4/13/23	CCC+	54,035
67,847	Total Oil, Gas & Consumable Fuels						60,202,130

	Personal Products – 0.1%

2,857	Coty, Inc., Term Loan A	2.982%	LIBOR	1.750%	10/27/20	Ba1	2,840,487

	Pharmaceuticals – 2.5%

3,726	Concordia Healthcare Corporation, Term Loan B, First Lien, (DD1)	5.485%	LIBOR	4.250%	10/21/21	Caa1	2,896,051

10,940	Grifols, Inc., Term Loan B	3.447%	LIBOR	2.250%	1/31/25	BB	10,972,286

29,243	Pharmaceutical Product Development, Inc., Term Loan, First Lien	3.985%	LIBOR	2.750%	8/18/22	Ba3	29,422,813

9,501	Prestige Brands, Inc., Term Loan B4	3.985%	LIBOR	2.750%	1/20/24	BB–	9,559,965

1,391	Valeant Pharmaceuticals International, Inc., Series F3, Tranche B, Term Loan	5.990%	LIBOR	4.750%	4/01/22	BB–	1,417,246
54,801	Total Pharmaceuticals						54,268,361

NUVEEN	49

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments	September 30, 2017

Principal Amount (000)	Description (1)	Coupon (7)	Reference Rate (7)	Spread (7)	Maturity (8)	Ratings (4)	Value

	Professional Services – 0.6%

$2,358	Ceridian Corporation, Term Loan B2	4.737%	LIBOR	3.500%	9/15/20	Ba3	$2,358,965

9,723	Nielsen Finance LLC, Term Loan B4	3.235%	LIBOR	2.000%	10/04/23	BBB–	9,753,375

2,232	On Assignment, Inc., Tranche Term Loan B3	3.235%	LIBOR	2.000%	6/03/22	BB	2,244,306
14,313	Total Professional Services						14,356,646

	Real Estate Management & Development – 0.9%

9,199	Capital Automotive LP, Term Loan, First Lien	4.240%	LIBOR	3.000%	3/25/24	B1	9,269,846

10,440	Capital Automotive LP, Term Loan, Second Lien	7.240%	LIBOR	6.000%	3/24/25	B3	10,606,170
19,639	Total Real Estate Management & Development						19,876,016

	Road & Rail – 0.1%

1,721	Quality Distribution, Incremental Term Loan, First Lien	6.833%	LIBOR	5.500%	8/18/22	B2	1,702,400

	Semiconductors & Semiconductor Equipment – 1.5%

1,583	Cavium, Inc., Term Loan B	3.487%	LIBOR	2.250%	8/16/22	BB	1,589,927

1,669	Cypress Semiconductor Corp, Term Loan B	3.990%	LIBOR	2.750%	7/05/21	BB	1,681,626

3,433	Lumileds, Term Loan, First Lien	5.735%	LIBOR	4.500%	6/30/24	Ba3	3,467,563

1,976	Micron Technology, Inc., New Term Loan B	3.740%	LIBOR	2.500%	4/26/22	Baa2	1,992,491

3,274	Microsemi Corporation, Term Loan B	3.553%	LIBOR	2.250%	1/17/23	BB	3,284,295

10,628	On Semiconductor Corp., New Term Loan B	3.485%	LIBOR	2.250%	3/31/23	Ba1	10,678,600

5,926	On Semiconductor Corp., Term Loan A	3.049%	LIBOR	1.750%	1/02/18	N/R	5,934,606

4,063	Versum Materials, Inc.,Term Loan B, First Lien	3.833%	LIBOR	2.500%	9/29/23	BB+	4,076,698
32,552	Total Semiconductors & Semiconductor Equipment						32,705,806

	Software – 6.2%

1,925	Applied Systems, Inc., Initial Term Loan, First Lien	4.570%	LIBOR	3.250%	9/19/24	B1	1,947,506

3,074	Blackboard, Inc., Term Loan B4	6.304%	LIBOR	5.000%	6/30/21	B+	2,964,465

9,971	BMC Software, Inc., Initial Term Loan B1, (DD1)	5.235%	LIBOR	4.000%	9/10/22	B+	10,036,910

9,551	Compuware Corporation, Term Loan B2, First Lien	5.490%	LIBOR	4.250%	12/15/21	B	9,669,890

874	Compuware Corporation, Term Loan, Second Lien	9.490%	LIBOR	8.250%	12/15/22	B–	883,114

5,619	Ellucian, Term Loan B, First Lien	4.583%	LIBOR	3.250%	9/30/22	B	5,620,772

21,094	Infor (US), Inc., Term Loan B, (DD1)	4.083%	LIBOR	2.750%	2/01/22	BB	21,069,440

7,679	Informatica Corp.,Term Loan B	4.833%	LIBOR	3.500%	8/05/22	B	7,696,181

2,000	Kronos Incorporated, Term Loan B, Second Lien	9.561%	LIBOR	8.250%	11/01/24	CCC	2,070,710

6,899	Kronos Incorporated, Term Loan, First Lien	4.812%	LIBOR	3.500%	11/01/23	B	6,946,631

2,735	LANDesk Software Group, Inc., Term Loan, First Lien	5.490%	LIBOR	4.250%	1/20/24	B2	2,671,986

6,250	McAfee Holdings International, Inc., Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B1	6,286,719

1,500	McAfee Holdings International, Inc., Term Loan, Second Lien, (WI/DD)	TBD	TBD	TBD	TBD	B–	1,506,878

2,193	Micro Focus International PLC, New Term Loan	3.987%	LIBOR	2.750%	6/21/24	BB–	2,199,756

14,807	Micro Focus International PLC, Term Loan B	3.987%	LIBOR	2.750%	6/21/24	BB–	14,855,493

6,432	Micro Focus International PLC, Term Loan B2	3.811%	LIBOR	2.500%	11/19/21	B1	6,435,902

50	NUVEEN

Principal Amount (000)	Description (1)	Coupon (7)	Reference Rate (7)	Spread (7)	Maturity (8)	Ratings (4)	Value

	Software (continued)

$3,874	Misys, New Term Loan, Second Lien	8.567%	LIBOR	7.250%	6/13/25	BB–	$3,953,245

2,580	RP Crown Parent LLC, Term Loan B, First Lien	4.735%	LIBOR	3.500%	10/12/23	B1	2,600,080

2,702	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., 2017 Refinancing New Term Loan B1	3.485%	LIBOR	2.250%	7/08/22	BB+	2,718,866

143	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., 2017 Refinancing New Term Loan B2	3.485%	LIBOR	2.250%	7/08/22	BB+	143,796

3,500	Symantec Corp., Term Loan A1	2.813%	LIBOR	1.500%	5/10/19	BB+	3,496,728

8,000	Symantec Corp., Term Loan A2	2.813%	LIBOR	1.500%	8/01/19	BB+	7,988,320

10,746	Tibco Software, Inc., Term Loan, First Lien	4.740%	LIBOR	3.500%	12/04/20	B1	10,798,375

991	Vertafore, Inc., Term Loan, First Lien	4.485%	LIBOR	3.250%	6/30/23	B	996,205

1,798	Vertiv Co., New Term Loan B	5.239%	LIBOR	4.000%	11/30/23	Ba3	1,814,757
136,937	Total Software						137,372,725

	Specialty Retail – 1.4%

20,939	Gardner Denver, Inc., Term Loan B, (DD1)	4.583%	LIBOR	3.250%	7/30/24	B+	20,989,714

1,159	Men’s Wearhouse, Inc., Term Loan, First Lien	5.000%	N/A	N/A	6/18/21	Ba3	1,118,716

9,040	Petco Animal Supplies, Inc., Term Loan B1	4.311%	LIBOR	3.000%	1/26/23	B1	7,487,979

911	Petsmart Inc., Term Loan B, First Lien	4.240%	LIBOR	3.000%	3/11/22	Ba3	773,006

1,000	Toys “R” Us – Delaware, Inc., Term Loan B, (WI/DD)	TBD	TBD	TBD	TBD	N/R	1,020,000
33,049	Total Specialty Retail						31,389,415

	Technology Hardware, Storage & Peripherals – 3.9%

3,299	Conduent, Inc., Term Loan B	4.235%	LIBOR	3.000%	7/12/23	BB+	3,318,557

22,716	Dell International LLC, New Term Loan B	3.740%	LIBOR	2.500%	9/07/23	BBB–	22,821,613

262	Dell International LLC, Term Loan A1, First Lien	3.240%	LIBOR	2.000%	12/31/18	BBB–	262,673

29,077	Dell International LLC, Term Loan A2, First Lien	3.450%	LIBOR	2.250%	9/07/21	BBB–	29,139,307

4,500	Dell International LLC, Term Loan A3, First Lien	3.200%	LIBOR	2.000%	12/31/18	BBB–	4,505,625

26,015	Western Digital, Inc., New Term Loan B	3.985%	LIBOR	2.750%	4/29/23	BBB–	26,215,291
85,869	Total Technology Hardware, Storage & Peripherals						86,263,066

	Textiles, Apparel & Luxury Goods – 0.3%

945	J. Crew Group, Inc., Term Loan	4.54%	LIBOR	3.220%	3/05/21	Caa2	577,769

5,290	Waste Industries USA, Inc., Term Loan, First Lien, (WI/DD)	TBD	TBD	TBD	TBD	B1	5,324,147
6,235	Total Textiles, Apparel & Luxury Goods						5,901,916

	Trading Companies & Distributors – 0.9%

13,602	Avolon, Repriced Term Loan B2	3.986%	LIBOR	2.750%	4/03/22	BB+	13,645,980

1,247	Avolon, Term Loan B2, (WI/DD)	TBD	TBD	TBD	TBD	BBB–	1,250,915

3,500	Hayward Industries, Inc., Initial Term Loan, First Lien	4.735%	LIBOR	3.500%	8/05/24	B	3,526,968

1,130	HD Supply Waterworks, Ltd., Term Loan B	4.455%	LIBOR	3.000%	8/01/24	B+	1,133,887

1,397	Utility One Source, Term Loan B	6.735%	LIBOR	5.500%	4/18/23	B	1,434,904
20,876	Total Trading Companies & Distributors						20,992,654

NUVEEN	51

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments	September 30, 2017

Principal Amount (000)	Description (1)	Coupon (7)	Reference Rate (7)	Spread (7)	Maturity (8)	Ratings (4)	Value

	Transportation Infrastructure – 0.1%

$1,491	V. Group, Term Loan B	4.235%	LIBOR	3.000%	1/27/24	B1	$1,462,368

	Wireless Telecommunication Services – 1.9%

4,489	Asurion LLC, Term Loan B5	4.235%	LIBOR	3.000%	11/03/23	Ba3	4,513,971

15,218	Sprint Corporation, Term Loan, First Lien, (DD1)	3.750%	LIBOR	2.500%	2/02/24	Ba2	15,248,155

12,917	Syniverse Holdings, Inc., Initial Term Loan B, First Lien	4.311%	LIBOR	3.000%	4/23/19	B	12,529,005

5,552	Syniverse Technologies, Inc., Tranche B, Term Loan, (DD1)	4.333%	LIBOR	3.000%	4/23/19	B	5,385,056

4,750	UPC Financing Partnership, Term Loan, First Lien	3.984%	LIBOR	2.750%	4/15/25	BB	4,770,425
42,926	Total Wireless Telecommunication Services						42,446,612
$1,749,325	Total Variable Rate Senior Loan Interests (cost $1,732,894,828)						1,714,637,304

Shares	Description (1)						Value

	COMMON STOCK RIGHTS – 0.0%

	Specialty Retail – 0.0%

24,628	Gymboree Corporation, (6)						$677,270

9,046	Gymboree Corporation, (6)						187,252
	Total Specialty Retail						864,522
	Total Common Stock Rights (cost $1,394,334)						864,522
	Total Long-Term Investments (cost $2,134,675,992)						2,097,105,538

Shares	Description (1)						Value

	SHORT-TERM INVESTMENTS – 8.0%

	INVESTMENT COMPANIES – 8.0%

178,269,847	BlackRock Liquidity Funds T-Fund Portfolio, (9)						$178,269,847
	Total Short-Term Investments (cost $178,269,847)						178,269,847
	Total Investments (cost $2,312,945,839) – 102.7%						2,275,375,385
	Other Assets Less Liabilities – (2.7)%						(60,200,429)
	Net Assets – 100%						$2,215,174,956

52	NUVEEN

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(5)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(8)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(9)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at the http://www.sec.gov.

(10)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD1	Portion of investment purchased on a delayed delivery basis.

PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

WI/DD	Purchased on a when-issued or delayed delivery basis.

N/A	Not Applicable

LIBOR	London Inter-Bank Offered Rate

See accompanying notes to financial statements.

NUVEEN	53

Nuveen Symphony High Yield Bond Fund

Portfolio of Investments	September 30, 2017

Shares	Description (1)				Value

	LONG-TERM INVESTMENTS – 98.1%

	COMMON STOCKS – 0.0%

	Oil, Gas & Consumable Fuels – 0.0%

114	Cobalt International Energy, Inc., (2)				$163
	Total Common Stocks (cost $2,309)				163

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 94.0%

	Aerospace & Defense – 0.4%

$50	DAE Funding LLC, 144A	4.500%	8/01/22	BB	$51,244

	Auto Components – 1.0%

50	Adient Global Holdings Limited, 144A	4.875%	8/15/26	BB	51,124

60	Delphi Jersey Holdings, 144A	5.000%	10/01/25	BB	61,050
110	Total Auto Components				112,174

	Beverages – 0.5%

50	Cott Holdings Incorporated, 144A	5.500%	4/01/25	B	52,025

	Building Products – 0.6%

30	Builders FirstSource, Inc., 144A	5.625%	9/01/24	B+	31,725

30	Masonite International Corporation, 144A	5.625%	3/15/23	BB	31,397
60	Total Building Products				63,122

	Capital Markets – 0.5%

50	LPL Holdings Incorporated, 144A	5.750%	9/15/25	B+	51,875

	Chemicals – 2.7%

50	Koppers Inc., 144A	6.000%	2/15/25	B+	53,750

25	NOVA Chemicals Corporation, 144A	5.250%	6/01/27	BBB–	25,250

40	TPC Group Inc., 144A	8.750%	12/15/20	B3	38,800

50	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 144A	5.375%	9/01/25	BB–	51,438

35	Valvoline Finco Two LLC, 144A	5.500%	7/15/24	BB+	37,362

50	Venator Finance Sarl / Venator Materials Corp., 144A	5.750%	7/15/25	BB–	52,000

50	Versum Materials, Inc., 144A	5.500%	9/30/24	BB	53,000
300	Total Chemicals				311,600

	Commercial Services & Supplies – 3.6%

200	Cenveo Corporation, 144A	6.000%	8/01/19	B–	158,500

50	Covanta Holding Corporation	5.875%	7/01/25	B1	49,188

100	Ritchie Bros. Auctioneers Incorporated, 144A	5.375%	1/15/25	BB–	105,750

100	Tervita Escrow Corporation, 144A	7.625%	12/01/21	B2	101,250
450	Total Commercial Services & Supplies				414,688

54	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Communications Equipment – 1.8%

$235	Avaya Inc., 144A, (4)	7.000%	4/01/19	N/R	$198,574

175	Avaya Inc., 144A, (4)	10.500%	3/01/21	N/R	7,000
410	Total Communications Equipment				205,574

	Construction & Engineering – 1.1%

125	Shea Homes LP, 144A	5.875%	4/01/23	BB–	128,438

	Construction Materials – 1.9%

150	Norbord Inc., 144A	6.250%	4/15/23	BB+	164,250

50	Summit Materials LLC/Summit Materials Finance Corporation, 144A	5.125%	6/01/25	BB–	51,520
200	Total Construction Materials				215,770

	Consumer Finance – 2.3%

75	First Data Corporation, 144A	7.000%	12/01/23	B	80,084

25	First Data Corporation, 144A	5.000%	1/15/24	BB+	25,958

100	FirstCash, Inc., 144A	5.375%	6/01/24	BB	104,250

50	Provident Funding Associates LP / PFG Finance Corp., 144A	6.375%	6/15/25	B+	52,500
250	Total Consumer Finance				262,792

	Containers & Packaging – 5.0%

90	Ardagh Packaging Finance PLC and Ardagh MP Holdings USA, Inc., 144A	4.625%	5/15/23	BB	92,448

100	Ardagh Packaging Finance PLC and Ardagh MP Holdings USA, Inc., 144A	6.000%	2/15/25	B	105,874

75	Cascades Inc., 144A	5.500%	7/15/22	BB–	77,813

100	Flex Acquisition Co, Inc., 144A	6.875%	1/15/25	CCC+	103,812

35	Graphic Packaging International, Inc.	4.125%	8/15/24	BB+	36,173

90	Reynolds Group, 144A	5.125%	7/15/23	B+	93,924

50	Sealed Air Corporation, 144A	5.500%	9/15/25	BB+	55,000
540	Total Containers & Packaging				565,044

	Diversified Consumer Services – 1.2%

150	Ahern Rentals Inc., 144A	7.375%	5/15/23	B–	137,250

	Diversified Financial Services – 1.1%

50	Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp., 144A	5.250%	3/15/22	BB	51,500

75	MSCI Inc., 144A	4.750%	8/01/26	BB+	78,938
125	Total Diversified Financial Services				130,438

	Diversified Telecommunication Services – 4.5%

25	CyrusOne LP Finance, 144A	5.000%	3/15/24	BB+	26,313

78	Inelsat Connect Finance SA, 144A	12.500%	4/01/22	CCC–	76,294

25	IntelSat Jackson Holdings	7.250%	10/15/20	CCC+	24,063

15	IntelSat Jackson Holdings	5.500%	8/01/23	CCC+	12,713

58	IntelSat Limited	7.750%	6/01/21	CCC–	37,410

300	IntelSat Limited	8.125%	6/01/23	CCC–	187,500

NUVEEN	55

Nuveen Symphony High Yield Bond Fund (continued)

Portfolio of Investments	September 30, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Diversified Telecommunication Services (continued)

$150	Level 3 Financing Inc.	5.125%	5/01/23	BB	$152,530
651	Total Diversified Telecommunication Services				516,823

	Electrical Equipment – 0.5%

50	Park Aerospace Holdings Limited, 144A	5.250%	8/15/22	BB	51,944

	Electronic Equipment, Instruments & Components – 1.1%

120	TTM Technologies Inc., 144A	5.625%	10/01/25	BB	121,425

	Energy Equipment & Services – 1.3%

50	Calfrac Holdings LP, 144A	7.500%	12/01/20	CCC–	48,063

100	Nabors Industries Inc.	5.500%	1/15/23	BBB–	98,000
150	Total Energy Equipment & Services				146,063

	Equity Real Estate Investment Trusts – 2.0%

75	Gaming and Leisure Products Inc., GLP Capital LP Financing II Inc.	5.375%	4/15/26	BB+	81,843

50	Iron Mountain Inc., 144A	4.875%	9/15/27	BB–	50,938

50	iStar Inc.	5.000%	7/01/19	BB	50,656

50	SBA Communications Corporation, 144A, (WI/DD)	4.000%	10/01/22	B+	50,000
225	Total Equity Real Estate Investment Trusts				233,437

	Food & Staples Retailing – 0.6%

65	Performance Food Group, Incorporated, 144A	5.500%	6/01/24	BB–	67,113

	Food Products – 2.1%

100	B&G Foods Inc.	5.250%	4/01/25	B+	102,000

30	Pilgrim’s Pride Corporation, 144A	5.750%	3/15/25	BB–	30,975

50	Pinnacle Foods Finance LLC	5.875%	1/15/24	BB–	53,000

50	Treehouse Foods Inc., 144A	6.000%	2/15/24	BB	53,438
230	Total Food Products				239,413

	Health Care Equipment & Supplies – 0.5%

50	AMN Healthcare, Inc., 144A	5.125%	10/01/24	Ba2	51,813

	Health Care Providers & Services – 3.4%

75	HCA Inc.	5.875%	2/15/26	BB	80,510

50	HCA Inc.	5.250%	6/15/26	BBB–	53,875

100	HealthSouth Corporation	5.750%	11/01/24	B+	102,700

100	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	100,388

50	Wellcare Health Plans Inc.	5.250%	4/01/25	BB	52,625
375	Total Health Care Providers & Services				390,098

	Hotels, Restaurants & Leisure – 7.9%

37	Boyd Gaming Corporation	6.375%	4/01/26	B+	40,376

150	Eldorado Resorts, Inc.	6.000%	4/01/25	B	157,530

20	Hilton Domestic Operating Company Inc.	4.250%	9/01/24	BB+	20,400

100	Interval Acquisition Corporation	5.625%	4/15/23	BB–	103,000

56	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Hotels, Restaurants & Leisure (continued)

$65	KFC Holding Co/ Pizza Hut Holdings LLC/ Taco Bell of America LLC, 144A	5.000%	6/01/24	BB	$68,494

75	MGM Growth Properties Operating Partnership LP / MGP Escrow Co-Issuer, Inc.	5.625%	5/01/24	BB–	81,269

50	Penn National Gaming Inc., 144A	5.625%	1/15/27	B+	51,875

250	Scientific Games International Inc.	10.000%	12/01/22	B–	276,873

50	Silversea Cruise Finance Limited, 144A	7.250%	2/01/25	BB–	53,500

50	Station Casinos LLC, 144A	5.000%	10/01/25	B–	50,120
847	Total Hotels, Restaurants & Leisure				903,437

	Independent Power & Renewable Electricity Producers – 0.9%

50	AES Corporation	5.125%	9/01/27	BB	51,250

50	Pattern Energy Group Inc., 144A	5.875%	2/01/24	BB–	52,750
100	Total Independent Power & Renewable Electricity Producers				104,000

	Insurance – 0.4%

50	AssuredPartners, Inc., 144A	7.000%	8/15/25	CCC+	51,188

	Internet Software & Services – 0.5%

50	j2 Cloud LLC/Global Inc., 144A	6.000%	7/15/25	BB	52,313

	IT Services – 0.9%

50	Cardtronics INC / Cardtronics USA, 144A	5.500%	5/01/25	BB+	51,151

50	Zayo Group LLC / Zayo Capital Inc., 144A	5.750%	1/15/27	B	53,000
100	Total IT Services				104,151

	Machinery – 0.5%

50	Terex Corporation, 144A	5.625%	2/01/25	BB	52,688

	Media – 9.0%

150	Altice US Finance I Corporation, 144A	5.375%	7/15/23	BB	158,625

75	Cable One Inc., 144A	5.750%	6/15/22	BB	78,375

150	CCO Holdings LLC Finance Corporation, 144A	5.750%	2/15/26	BB+	157,500

432	Clear Channel Communications Inc., (4), (5)	12.000%	8/01/21	N/R	—

150	Dish DBS Corporation	5.000%	3/15/23	Ba3	154,030

15	Dish DBS Corporation	7.750%	7/01/26	Ba3	17,213

35	Gray Television Inc., 144A	5.125%	10/15/24	B+	35,175

100	Hughes Satellite Systems Corporation	5.250%	8/01/26	BBB–	104,000

441	iHeartCommunications, Inc., (cash 12.000%, PIK 2.000%)	14.000%	2/01/21	Ca	59,506

50	Lamar Media Corporation	5.750%	2/01/26	Ba1	54,250

50	LIN Television Corporation	5.875%	11/15/22	B+	52,125

35	Nexstar Escrow Corporation, 144A	5.625%	8/01/24	B+	36,225

60	Sirius XM Radio Inc., 144A	5.375%	4/15/25	BB	63,300

50	Virgin Media Secured Finance, 144A	5.250%	1/15/26	BB+	52,063
1,793	Total Media				1,022,387

NUVEEN	57

Nuveen Symphony High Yield Bond Fund (continued)

Portfolio of Investments	September 30, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Metals & Mining – 1.2%

$100	Hudbay Minerals, Inc., 144A	7.250%	1/15/23	B+	$106,500

25	Steel Dynamics, Inc., 144A	4.125%	9/15/25	BB+	25,203
125	Total Metals & Mining				131,703

	Mortgage Real Estate Investment Trusts – 0.5%

50	Starwood Property Trust	5.000%	12/15/21	BB–	52,188

	Oil, Gas & Consumable Fuels – 14.2%

100	Alta Mesa Holdings Finance, 144A	7.875%	12/15/24	B–	108,000

125	California Resources Corporation, 144A	8.000%	12/15/22	CCC+	81,250

35	Callon Petroleum Company	6.125%	10/01/24	B+	36,575

50	Cheniere Energy Partners LP, 144A	5.250%	10/01/25	BB	51,125

72	Cobalt International Energy, Inc., 144A	10.750%	12/01/21	N/R	69,840

85	Cobalt International Energy, Inc., 144A	7.750%	12/01/23	N/R	53,975

100	Denbury Resources Inc.	5.500%	5/01/22	CCC+	57,250

80	Diamondback Energy Inc.	4.750%	11/01/24	BB–	81,600

50	EP Energy LLC and Everest Acquisition Finance, Inc.	6.375%	6/15/23	Caa2	30,875

100	Everest Acquisition LLC Finance	9.375%	5/01/20	Caa2	83,250

100	FTS International Inc., 144A, (LIBOR reference rate + 7.500% spread), (9)	8.746%	6/15/20	B+	101,625

117	Halcon Resources Corporation, 144A	12.000%	2/15/22	B+	140,984

50	Holly Energy Partners LP, 144A	6.000%	8/01/24	BB	52,438

50	MEG Energy Corporation, 144A	6.500%	1/15/25	BB+	48,688

50	Murphy Oil Corporation	6.875%	8/15/24	BBB–	53,312

90	Oasis Petroleum Inc.	6.875%	3/15/22	BB–	91,575

125	Parsley Energy LLC Finance Corporation, 144A	6.250%	6/01/24	B+	131,562

35	PDC Energy, Inc.	6.125%	9/15/24	BB–	36,575

20	Rex Energy Corporation	8.000%	10/01/20	N/R	10,000

120	Sanchez Energy Corporation	6.125%	1/15/23	B–	103,200

30	Seven Generations Energy Limited, 144A, (WI/DD)	5.375%	9/30/25	Ba3	30,225

15	SM Energy Company	6.750%	9/15/26	B+	15,000

50	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 144A	5.500%	1/15/28	BB+	50,812

100	Whiting Petroleum Corporation	5.000%	3/15/19	BB–	100,030
1,749	Total Oil, Gas & Consumable Fuels				1,619,766

	Paper & Forest Products – 0.1%

15	Louisiana Pacific Corporation	4.875%	9/15/24	BB+	15,455

	Personal Products – 0.5%

50	First Quality Finance Co Inc., 144A	5.000%	7/01/25	BB–	51,563

	Pharmaceuticals – 0.5%

50	Concordia Healthcare Corporation, 144A, (4)	9.500%	10/21/22	Ca	8,750

58	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Pharmaceuticals (continued)

$50	Prestige Brands Inc., 144A	6.375%	3/01/24	B–	$53,750
100	Total Pharmaceuticals				62,500

	Professional Services – 0.2%

25	Nielsen Finance LLC Co, 144A	5.000%	4/15/22	BB+	25,906

	Real Estate Management & Development – 0.4%

50	Howard Hughes Corporation, 144A	5.375%	3/15/25	Ba3	51,000

	Semiconductors & Semiconductor Equipment – 1.9%

64	Advanced Micro Devices, Inc.	7.500%	8/15/22	B–	72,320

140	Advanced Micro Devices, Inc.	7.000%	7/01/24	B–	148,050
204	Total Semiconductors & Semiconductor Equipment				220,370

	Software – 7.2%

500	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	511,874

150	Infor Us Inc.	6.500%	5/15/22	CCC+	155,531

150	SS&C Technologies Holdings, Inc.	5.875%	7/15/23	B+	158,314
800	Total Software				825,719

	Specialty Retail – 0.5%

50	Litia Motors Inc., 144A	5.250%	8/01/25	BB	51,938

	Technology Hardware, Storage & Peripherals – 1.1%

50	Diamond 1 Finance Corporation / Diamond 2 Finance Corporation, 144A	5.450%	6/15/23	BBB–	54,837

60	Western Digital Corporation, 144A	7.375%	4/01/23	BBB–	65,730
110	Total Technology Hardware, Storage & Peripherals				120,567

	Trading Companies & Distributors – 1.1%

25	BMC East LLC, 144A	5.500%	10/01/24	BB–	26,063

50	H&E Equipment Limited, 144A	5.625%	9/01/25	BB–	52,750

40	HD Supply Inc., 144A	5.750%	4/15/24	B+	42,800
115	Total Trading Companies & Distributors				121,613

	Transportation Infrastructure – 1.1%

125	CEVA Group PLC, 144A	7.000%	3/01/21	B–	121,250

	Wireless Telecommunication Services – 3.7%

150	Sprint Corporation	7.125%	6/15/24	B+	168,750

85	Syniverse Foreign Holdings Corporation, 144A	9.125%	1/15/22	B	86,488

15	Syniverse Holdings Inc.	9.125%	1/15/19	CCC+	14,888

125	UPCB Finance Limited, 144A	5.375%	1/15/25	BB	130,000

25	ViaSat Inc., 144A	5.625%	9/15/25	BB–	25,158
400	Total Wireless Telecommunication Services				425,284
11,744	Total Corporate Bonds (cost $11,104,233)				10,707,149

NUVEEN	59

Nuveen Symphony High Yield Bond Fund (continued)

Portfolio of Investments	September 30, 2017

Principal Amount (000)	Description (1)	Coupon (6)	Reference Rate (6)	Spread (6)	Maturity (7)	Ratings (3)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 3.6% (6)

	Aerospace & Defense – 2.9%

$241	Sequa Corporation, Term Loan, First Lien	6.814%	LIBOR	5.500%	11/28/21	B	$243,672

83	Sequa Corporation, Term Loan, Second Lien	10.314%	LIBOR	9.000%	4/26/22	CCC	85,686
324	Total Aerospace & Defense						329,358

	Communications Equipment – 0.1%

1	Avaya, Inc., DIP Term Loan	8.737%	LIBOR	7.500%	1/24/18	Baa3	1,246

6	Avaya, Inc., Term Loan B7, (4)	6.460%	LIBOR	5.250%	5/29/20	N/R	4,730
7	Total Communications Equipment						5,976

	Software – 0.4%

6	Micro Focus International PLC, New Term Loan	3.987%	LIBOR	2.750%	6/21/24	BB–	6,470

44	Micro Focus International PLC, Term Loan B	3.987%	LIBOR	2.750%	6/21/24	BB–	43,693
50	Total Software						50,163

	Textiles, Apparel & Luxury Goods – 0.2%

45	J. Crew Group, Inc., Term Loan	4.454%	LIBOR	3.220%	3/05/21	Caa2	27,251
426	Total Variable Rate Senior Loan Interests (cost $415,080)						412,748

Shares	Description (1)						Value

	COMMON STOCK RIGHTS – 0.5%

	Specialty Retail – 0.5%

1,607	Gymboree Corporation, (5)						$44,193

590	Gymboree Corporation, (5)						12,213
	Total Specialty Retail						56,406
	Total Common Stock Rights (cost $103,803)						56,406
	Total Long-Term Investments (cost $11,625,425)						11,176,466

Shares	Description (1)						Value

	SHORT-TERM INVESTMENTS – 1.4%

	INVESTMENT COMPANIES – 1.4%

163,534	BlackRock Liquidity Funds T-Fund Portfolio, (8)						$163,534
	Total Short-Term Investments (cost $163,534)						163,534
	Total Investments (cost $11,788,959) – 99.5%						11,340,000
	Other Assets Less Liabilities – 0.5%						60,204
	Net Assets – 100%						$11,400,204

60	NUVEEN

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(5)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(6)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior Loan. The rate shown is the coupon as of the end of the reporting period.

(7)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(8)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at the http://www.sec.gov.

(9)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

WI/DD	Purchased on a when-issued or delayed delivery basis.

LIBOR	London Inter-Bank Offered Rate

See accompanying notes to financial statements.

NUVEEN	61

Statement of

Assets and Liabilities	September 30, 2017

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Assets
Long-term investments, at value (cost $740,144,941, $2,134,675,992 and $11,625,425, respectively)	$695,411,152	$2,097,105,538	$11,176,466
Short-term investments, at value (cost approximates value)	19,396,187	178,269,847	163,534
Cash collateral at broker for investments in swaps(1)	44,695	—	—
Credit default swaps premiums paid	99,167	—	—
Receivable for:
Interest	11,247,320	14,313,559	188,123
Investments sold	6,333,731	29,716,291	3,905
Reimbursement from Adviser	—	—	5,901
Shares sold	3,686,080	6,377,617	—
Variation margin on swap contracts	6,837	—	—
Other assets	92,241	288,407	20,370
Total assets	736,317,410	2,326,071,259	11,558,299
Liabilities
Payable for:
Dividends	317,024	782,328	49,365
Investments purchased	3,021,761	99,882,354	80,000
Shares redeemed	3,110,464	7,861,981	5,518
Accrued expenses:
Management fees	386,020	1,164,910	—
Custodian fees	42,738	135,784	13,624
Trustees fees	40,816	56,350	78
12b-1 distribution and service fees	84,487	127,946	1,170
Other	240,777	884,650	8,340
Total liabilities	7,244,087	110,896,303	158,095
Net assets	$729,073,323	$2,215,174,956	$11,400,204

See accompanying notes to financial statements.

62	NUVEEN

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Class A Shares
Net assets	$86,949,724	$257,236,259	$1,294,371
Shares outstanding	4,270,841	13,100,100	76,403
Net asset value (“NAV”) per share	$20.36	$19.64	$16.94
Offering price per share (NAV per share plus maximum sales charge of 4.75%, 3.00% and 4.75%, respectively, of offering price)	$21.38	$20.25	$17.78
Class C Shares
Net assets	$80,828,437	$90,616,199	$1,093,010
Shares outstanding	3,975,935	4,615,884	64,764
NAV and offering price per share	$20.33	$19.63	$16.88
Class R6 Shares
Net assets	$4,494,099	$1,114,336	$643,297
Shares outstanding	220,123	56,623	37,862
NAV and offering price per share	$20.42	$19.68	$16.99
Class I Shares
Net assets	$556,776,151	$1,866,183,382	$8,369,526
Shares outstanding	27,339,187	94,966,651	494,318
NAV and offering price per share	$20.37	$19.65	$16.93
Class T Shares(2)
Net assets	$24,912	$24,780	$—
Shares outstanding	1,223	1,261	—
NAV per share	$20.37	$19.65	$—
Offering price per share (NAV per share plus maximum sales charge of 2.50%, 2.50%, and —%, respectively, of offering price)	$20.89	$20.15	$—
Net assets consist of:
Capital paid-in	$855,975,694	$2,305,219,843	$13,671,228
Undistributed (Over-distribution of) net investment income	(5,018,715)	(12,796,322)	(6,914)
Accumulated net realized gain (loss)	(77,266,844)	(39,678,111)	(1,815,151)
Net unrealized appreciation (depreciation)	(44,616,812)	(37,570,454)	(448,959)
Net assets	$729,073,323	$2,215,174,956	$11,400,204
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

(1)	Cash pledged to collateralize the net payment obligations for investments in swaps.

(2)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

NUVEEN	63

Statement of

Operations	Year Ended September 30, 2017

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Investment Income	$49,360,539	$84,994,618	$909,919
Expenses
Management fees	4,107,740	9,831,328	72,808
12b-1 service fees – Class A Shares	241,596	580,958	3,994
12b-1 distribution and service fees – Class C Shares	844,790	806,345	10,520
12b-1 distribution and service fees – Class T Shares(1)	21	21	—
Shareholder servicing agent fees	534,629	1,566,381	3,784
Custodian fees	113,301	354,935	36,623
Trustees fees	22,150	53,666	362
Professional fees	73,529	131,093	52,730
Shareholder reporting expenses	78,149	311,027	18,908
Federal and state registration fees	114,131	318,003	69,353
Other	120,752	264,283	13,088
Total expenses before fee waiver/expense reimbursement	6,250,788	14,218,040	282,170
Fee waiver/expense reimbursement	(27,601)	—	(178,314)
Net expenses	6,223,187	14,218,040	103,856
Net investment income (loss)	43,137,352	70,776,578	806,063
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(15,032,452)	(11,766,138)	74,896
Swaps	104,727	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	28,906,809	7,699,584	204,168
Swaps	116,977	—	—
Net realized and unrealized gain (loss)	14,096,061	(4,066,554)	279,064
Net increase (decrease) in net assets from operations	$57,233,413	$66,710,024	$1,085,127

(1)	Class T Shares are not available for public offering. Class T Shares commenced operations on May 31, 2017.

See accompanying notes to financial statements.

64	NUVEEN

Statement of

Changes in Net Assets

	Symphony Credit Opportunities		Symphony Floating Rate Income		Symphony High Yield Bond
	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/17	Year Ended 9/30/16
Operations
Net investment income (loss)	$43,137,352	$47,099,474	$70,776,578	$43,759,137	$806,063	$775,587
Net realized gain (loss) from:
Investments	(15,032,452)	(46,291,157)	(11,766,138)	(15,265,501)	74,896	(1,466,849)
Swaps	104,727	(1,097,714)	—	—	—	(14,655)
Change in net unrealized appreciation (depreciation) of:
Investments	28,906,809	48,587,269	7,699,584	4,492,373	204,168	1,534,136
Swaps	116,977	(172,096)	—	—	—	—
Net increase (decrease) in net assets from operations	57,233,413	48,125,776	66,710,024	32,986,009	1,085,127	828,219
Distributions to Shareholders
From net investment income:
Class A Shares	(7,093,290)	(7,904,224)	(11,988,477)	(5,925,114)	(94,600)	(134,774)
Class C Shares	(5,608,431)	(5,891,788)	(3,543,380)	(1,854,132)	(55,367)	(40,382)
Class R6 Shares(1)	(441,864)	(630,426)	(89,197)	(2,295)	(46,901)	(941)
Class I Shares	(38,042,991)	(33,940,320)	(72,099,861)	(36,708,281)	(529,818)	(596,456)
Class T Shares(2)	(542)	—	(363)	—	—	—
Decrease in net assets from distributions to shareholders	(51,187,118)	(48,366,758)	(87,721,278)	(44,489,822)	(726,686)	(772,553)
Fund Share Transactions
Proceeds from sale of shares	526,839,343	294,992,741	2,327,446,030	312,916,856	2,002,183	4,362,215
Proceeds from shares issued to shareholders due to reinvestment of distributions	45,319,030	41,712,386	79,737,573	42,308,580	172,110	294,390
	572,158,373	336,705,127	2,407,183,603	355,225,436	2,174,293	4,656,605
Cost of shares redeemed	(496,376,115)	(577,242,163)	(1,010,155,370)	(558,792,362)	(4,574,157)	(7,061,411)
Net increase (decrease) in net assets from Fund share transactions	75,782,258	(240,537,036)	1,397,028,233	(203,566,926)	(2,399,864)	(2,404,806)
Net increase (decrease) in net assets	81,828,553	(240,778,018)	1,376,016,979	(215,070,739)	(2,041,423)	(2,349,140)
Net assets at the beginning of period	647,244,770	888,022,788	839,157,977	1,054,228,716	13,441,627	15,790,767
Net assets at the end of period	$729,073,323	$647,244,770	$2,215,174,956	$839,157,977	$11,400,204	$13,441,627
Undistributed (Over-distribution of) net investment income at the end of period	$(5,018,715)	$2,422,453	$(12,796,322)	$1,953,212	$(6,914)	$(90,641)

(1)	Symphony High Yield Bond’s Class R6 Shares were established on June 30, 2016.

(2)	Class T Shares are not available for public offering. Class T Shares commenced operations on May 31, 2017.

See accompanying notes to financial statements.

NUVEEN	65

Financial

Highlights

Symphony Credit Opportunities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (4/10)
2017	$20.11	$1.25	$0.50	$1.75	$(1.50)	$—	$(1.50)	$20.36
2016	19.67	1.31	0.47	1.78	(1.34)	—	(1.34)	20.11
2015	22.19	1.31	(2.46)	(1.15)	(1.25)	(0.12)	(1.37)	19.67
2014	22.33	1.22	0.06	1.28	(1.28)	(0.14)	(1.42)	22.19
2013	21.85	1.26	0.68	1.94	(1.36)	(0.10)	(1.46)	22.33
Class C (4/10)
2017	20.08	1.11	0.49	1.60	(1.35)	—	(1.35)	20.33
2016	19.64	1.17	0.47	1.64	(1.20)	—	(1.20)	20.08
2015	22.16	1.16	(2.48)	(1.32)	(1.08)	(0.12)	(1.20)	19.64
2014	22.30	1.05	0.05	1.10	(1.10)	(0.14)	(1.24)	22.16
2013	21.82	1.10	0.67	1.77	(1.19)	(0.10)	(1.29)	22.30
Class R6 (10/14)
2017	20.14	1.39	0.45	1.84	(1.56)	—	(1.56)	20.42
2016	19.69	1.38	0.46	1.84	(1.39)	—	(1.39)	20.14
2015(e)	22.22	1.38	(2.49)	(1.11)	(1.30)	(0.12)	(1.42)	19.69
Class I (4/10)
2017	20.11	1.28	0.53	1.81	(1.55)	—	(1.55)	20.37
2016	19.67	1.36	0.47	1.83	(1.39)	—	(1.39)	20.11
2015	22.20	1.37	(2.48)	(1.11)	(1.30)	(0.12)	(1.42)	19.67
2014	22.33	1.28	0.06	1.34	(1.33)	(0.14)	(1.47)	22.20
2013	21.85	1.32	0.67	1.99	(1.41)	(0.10)	(1.51)	22.33
Class T (5/17)(f)
2017(g)	20.44	0.39	(0.02)	0.37	(0.44)	—	(0.44)	20.37

66	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

8.95%	$86,950	0.99%		6.13%		0.99%		6.14%		55%
9.73	97,672	1.03		6.88		1.03		6.88		42
(5.48)	156,026	1.03		6.13		1.03		6.13		40
5.75	274,366	1.00		5.33		1.00		5.33		54
9.15	246,562	1.03		5.70		1.03		5.70		77

8.15	80,828	1.75		5.45		1.74		5.45		55
8.92	87,788	1.79		6.16		1.79		6.16		42
(6.21)	116,809	1.78		5.41		1.78		5.41		40
4.96	176,017	1.75		4.61		1.75		4.61		54
8.36	92,576	1.78		4.98		1.78		4.98		77

9.32	4,494	0.67		6.76		0.67		6.76		55
10.06	9,146	0.70		7.27		0.70		7.27		42
(5.27)	8,643	0.70		6.47		0.70		6.47		40

9.26	556,776	0.74		6.31		0.74		6.31		55
9.96	452,639	0.78		7.14		0.78		7.14		42
(5.23)	606,545	0.78		6.39		0.78		6.39		40
6.05	798,330	0.75		5.62		0.75		5.62		54
9.36	333,666	0.78		5.95		0.78		5.95		77

1.84	25	1.00	*	5.67	*	0.99	*	5.68	*	55

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period October 1, 2014 (commencement of operations) through September 30, 2015.
(f)	Class T Shares are not available for public offering.
(g)	For the period May 31, 2017 (commencement of operations) through September 30, 2017.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	67

Financial Highlights (continued)

Symphony Floating Rate Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (5/11)
2017	$19.71	$0.78	$0.18	$0.96	$(1.03)	$—	$(1.03)	$19.64
2016	19.76	0.95	(0.03)	0.92	(0.97)	—	(0.97)	19.71
2015	20.68	0.90	(0.90)	—	(0.92)	—	(0.92)	19.76
2014	20.70	0.85	(0.04)	0.81	(0.82)	(0.01)	(0.83)	20.68
2013	20.15	0.73	0.83	1.56	(0.93)	(0.08)	(1.01)	20.70
Class C (5/11)
2017	19.71	0.64	0.16	0.80	(0.88)	—	(0.88)	19.63
2016	19.76	0.81	(0.04)	0.77	(0.82)	—	(0.82)	19.71
2015	20.66	0.74	(0.89)	(0.15)	(0.75)	—	(0.75)	19.76
2014	20.68	0.69	(0.04)	0.65	(0.66)	(0.01)	(0.67)	20.66
2013	20.13	0.58	0.83	1.41	(0.78)	(0.08)	(0.86)	20.68
Class R6 (1/15)
2017	19.74	0.86	0.16	1.02	(1.08)	—	(1.08)	19.68
2016	19.77	0.87	0.12	0.99	(1.02)	—	(1.02)	19.74
2015(e)	20.38	0.62	(0.60)	0.02	(0.63)	—	(0.63)	19.77
Class I (5/11)
2017	19.72	0.82	0.19	1.01	(1.08)	—	(1.08)	19.65
2016	19.77	1.00	(0.03)	0.97	(1.02)	—	(1.02)	19.72
2015	20.69	0.95	(0.90)	0.05	(0.97)	—	(0.97)	19.77
2014	20.71	0.90	(0.04)	0.86	(0.87)	(0.01)	(0.88)	20.69
2013	20.14	0.77	0.86	1.63	(0.98)	(0.08)	(1.06)	20.71
Class T (5/17)(f)
2017(g)	19.83	0.23	(0.12)	0.11	(0.29)	—	(0.29)	19.65

68	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

4.95%	$257,236	0.99%		3.96%		0.99%		3.96%		58%
4.88	122,787	1.00		4.93		1.00		4.93		40
(0.04)	157,579	0.96		4.39		0.96		4.39		42
3.96	131,751	0.98		4.06		0.98		4.06		41
7.92	88,575	1.13		3.56		1.07		3.62		53

4.12	90,616	1.74		3.22		1.74		3.22		58
4.14	46,412	1.75		4.22		1.75		4.22		40
(0.82)	45,962	1.71		3.65		1.71		3.65		42
3.17	40,407	1.73		3.31		1.73		3.31		41
7.12	29,492	1.85		2.83		1.82		2.86		53

5.26	1,114	0.66		4.33		0.66		4.33		58
5.24	1,658	0.70		5.30		0.70		5.30		40
0.03	24	0.68	*	4.51	*	0.68	*	4.51	*	42

5.20	1,866,183	0.75		4.20		0.75		4.20		58
5.14	668,302	0.75		5.19		0.75		5.19		40
0.21	850,663	0.70		4.65		0.70		4.65		42
4.20	932,829	0.72		4.30		0.72		4.30		41
8.28	393,624	0.84		3.81		0.82		3.83		53

0.60	25	1.00	*	3.54	*	1.00	*	3.54	*	58

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period January 28, 2015 (commencement of operations) through September 30, 2015.
(f)	Class T Shares are not available for public offering.
(g)	For the period May 31, 2017 (commencement of operations) through September 30, 2017.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	69

Financial Highlights (continued)

Symphony High Yield Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/12)
2017	$16.46	$1.12	$0.37	$1.49	$(1.01)	$—	$(1.01)	$16.94
2016	16.26	0.92	0.21	1.13	(0.93)	—	(0.93)	16.46
2015	22.05	1.05	(2.63)	(1.58)	(1.12)	(3.09)	(4.21)	16.26
2014	21.53	1.27	0.67	1.94	(1.37)	(0.05)	(1.42)	22.05
2013(e)	20.00	0.49	1.75	2.24	(0.71)	—	(0.71)	21.53
Class C (12/12)
2017	16.41	0.99	0.36	1.35	(0.88)	—	(0.88)	16.88
2016	16.22	0.82	0.18	1.00	(0.81)	—	(0.81)	16.41
2015	21.99	0.90	(2.61)	(1.71)	(0.97)	(3.09)	(4.06)	16.22
2014	21.47	1.08	0.69	1.77	(1.20)	(0.05)	(1.25)	21.99
2013(e)	20.00	0.73	1.37	2.10	(0.63)	—	(0.63)	21.47
Class R6 (6/16)
2017	16.50	1.16	0.37	1.53	(1.04)	—	(1.04)	16.99
2016(f)	15.74	0.22	0.75	0.97	(0.21)	—	(0.21)	16.50
Class I (12/12)
2017	16.46	1.16	0.36	1.52	(1.05)	—	(1.05)	16.93
2016	16.27	0.98	0.18	1.16	(0.97)	—	(0.97)	16.46
2015	22.06	1.10	(2.63)	(1.53)	(1.17)	(3.09)	(4.26)	16.27
2014	21.54	1.29	0.70	1.99	(1.42)	(0.05)	(1.47)	22.06
2013(e)	20.00	0.95	1.33	2.28	(0.74)	—	(0.74)	21.54

70	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

9.25%	$1,294	2.49%		5.17%		1.00%		6.66%		45%
7.34	2,054	1.83		5.06		1.05		5.84		74
(7.25)	2,860	1.59		5.10		1.07		5.63		154
9.10	9,037	1.18		5.53		1.07		5.64		178
11.24	32,646	0.94	*	2.93	*	0.94	*	2.93	*	185

8.46	1,093	3.25		4.40		1.75		5.90		45
6.46	939	2.59		4.39		1.80		5.19		74
(7.93)	828	2.32		4.50		1.82		5.01		154
8.31	549	2.10		4.54		1.82		4.83		178
10.53	110	2.65	*	3.45	*	1.82	*	4.28	*	185

9.55	643	2.20		5.39		0.73		6.87		45
6.15	1,134	2.39	*	6.42	*	0.70	*	8.10	*	74

9.52	8,370	2.25		5.38		0.75		6.88		45
7.55	9,314	1.59		5.38		0.80		6.17		74
(7.01)	12,103	1.34		5.51		0.82		6.03		154
9.36	14,565	1.11		5.43		0.82		5.72		178
11.43	5,820	1.90	*	4.47	*	0.82	*	5.56	*	185

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period December 10, 2012 (commencement of operations) through September 30, 2013.
(f)	For period June 30, 2016 (commencement of operations) through September 30, 2016.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	71

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust III (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Symphony Credit Opportunities Fund (“Symphony Credit Opportunities”), Nuveen Symphony Floating Rate Income Fund (“Symphony Floating Rate Income”) and Nuveen Symphony High Yield Bond Fund (“Symphony High Yield Bond”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on August 20, 1998.

The end of the reporting period for the Funds is September 30, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended September 30, 2017 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony Asset Management LLC (“Symphony”), an affiliate of Nuveen, under which the Symphony manages the investment portfolios of the Funds.

Investment Objectives

The investment objective of Symphony Credit Opportunities and Symphony High Yield Bond is to seek current income and capital appreciation. Symphony Floating Rate Income’s investment objective is to seek a high level of current income and the secondary investment objective of the Fund is to seek capital appreciation.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Outstanding when-issued/delayed delivery purchase commitments	$3,020,000	$99,866,392	$80,000

Investment Income

Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and fee income, if any. PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.

72	NUVEEN

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more ($500,000 or more for Symphony Floating Rate Income) are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class T Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

NUVEEN	73

Notes to Financial Statements (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Funds invest are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

74	NUVEEN

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Symphony Credit Opportunities	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Common Stocks**	$3,300,214	$1,005		$—	***	$3,301,219
$25 Par (or similar) Retail Preferred**	—	1		—		1
Corporate Bonds**	—	587,115,010		—	***	587,115,010
Variable Rate Senior Loan Interests	—	103,850,429		—		103,850,429
Common Stock Rights**	—	—		1,144,493		1,144,493
Short-Term Investments:
Investment Companies	19,396,187	—		—		19,396,187
Investments in Derivatives:
Credit Default Swaps****	—	116,977		—		116,977
Total	$22,696,401	$691,083,422		$1,144,493		$714,924,316

Symphony Floating Rate Income
Long-Term Investments*:
Common Stocks**	$6,261,922	$347		$—		$6,262,269
$25 Par (or similar) Retail Preferred**	—	—	***	—		—
Corporate Bonds**	—	375,341,443		—	***	375,341,443
Variable Rate Senior Loan Interests	—	1,714,637,304		—		1,714,637,304
Common Stock Rights**	—	—		864,522		864,522
Short-Term Investments:
Investment Companies	178,269,847	—		—		178,269,847
Total	$184,531,769	$2,089,979,094		$864,522		$2,275,375,385

Symphony High Yield Bond
Long-Term Investments*:
Common Stocks	$163	$—		$—		$163
Corporate Bonds**	—	10,707,149		—	***	10,707,149
Variable Rate Senior Loan Interests	—	412,748		—		412,748
Common Stock Rights**	—	—		56,406		56,406
Short-Term Investments:
Investment Companies	163,534	—		—		163,534
Total	$163,697	$11,119,897		$56,406		$11,340,000
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3.
***	Value equals zero as of the end of the reporting period.
****	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

NUVEEN	75

Notes to Financial Statements (continued)

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Credit Default Swap Contracts

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. When a Fund has bought (sold) protection in a credit default swap upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) deliver (receive) that security, or an equivalent amount of cash, from the counterparty in exchange for receipt (payment) of the notional amount to the counterparty, or (ii) receive (pay) a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received (delivered) and the notional amount delivered (received) is recorded as a realized gain or loss. Payments paid (received) at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For OTC swaps not cleared through a clearing house (“OTC Uncleared”), the daily change in the market value of the swap contract, along with any daily interest fees accured, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps” on the Statement of Asset and Liabilities.

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on credit default swaps” as described in the preceding paragraph. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the current fiscal period, Symphony Credit Opportunities managed credit exposure by investing in credit default swaps.

76	NUVEEN

The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

Symphony Credit Opportunities
Average notional amount of credit default swap contracts outstanding*	$400,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by Symphony Credit Opportunities as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Symphony Credit Opportunities

Credit	Swaps (OTC Cleared)	Receivable for variation margin on swap contracts**	$116,977	—	$—
**	Value represents the unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability amount as described above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Symphony Credit Opportunities	Credit	Swaps	$104,727	$116,977

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

The Funds have an effective registration statement on file with the Securities and Exchange Commission (“SEC”) to issue Class T Shares, which were not yet available for public offering at the time this report was issued.

Symphony Credit Opportunities and Symphony Floating Rate Income issued Class T Shares during the period; however, these shares are not available for public offering. Class T Shares for each Fund commenced operations on May 31, 2017.

NUVEEN	77

Notes to Financial Statements (continued)

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 9/30/17		Year Ended 9/30/16
Symphony Credit Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,787,722	$77,297,284	1,661,161	$31,154,743
Class C	610,770	12,431,230	610,132	11,592,878
Class R6	173,052	3,528,235	37,688	704,943
Class I	21,181,239	433,557,594	13,284,896	251,540,177
Class T	1,223	25,000	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	328,543	6,703,860	393,538	7,438,401
Class C	245,376	4,999,276	268,562	5,072,308
Class R6	21,576	441,308	33,237	630,426
Class I	1,625,674	33,174,586	1,507,681	28,571,251
Class T	—	—	—	—
	27,975,175	572,158,373	17,796,895	336,705,127
Shares redeemed:
Class A	(4,703,123)	(96,048,568)	(5,129,364)	(96,331,852)
Class C	(1,252,364)	(25,489,386)	(2,453,677)	(46,142,540)
Class R6	(428,507)	(8,816,213)	(55,860)	(1,072,948)
Class I	(17,975,708)	(366,021,948)	(23,113,003)	(433,694,823)
Class T	—	—	—	—
	(24,359,702)	(496,376,115)	(30,751,904)	(577,242,163)
Net increase (decrease)	3,615,473	$75,782,258	(12,955,009)	$(240,537,036)

	Year Ended 9/30/17		Year Ended 9/30/16
Symphony Floating Rate Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	13,562,517	$269,019,283	3,171,638	$61,262,975
Class C	3,521,124	69,827,361	649,641	12,628,283
Class R6	45,392	899,781	82,743	1,630,000
Class I	100,107,040	1,987,674,605	12,356,988	237,395,598
Class T	1,261	25,000	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	527,537	10,450,351	291,097	5,610,082
Class C	153,087	3,032,321	87,264	1,681,205
Class R6	10	192	6	125
Class I	3,345,985	66,254,709	1,816,356	35,017,168
Class T	—	—	—	—
	121,263,953	2,407,183,603	18,455,733	355,225,436
Shares redeemed:
Class A	(7,218,459)	(143,165,145)	(5,208,198)	(99,753,062)
Class C	(1,412,944)	(28,005,203)	(708,894)	(13,611,689)
Class R6	(72,755)	(1,443,001)	—	—
Class I	(42,369,770)	(837,542,021)	(23,313,419)	(445,427,611)
Class T	—	—	—	—
	(51,073,928)	(1,010,155,370)	(29,230,511)	(558,792,362)
Net increase (decrease)	70,190,025	$1,397,028,233	(10,774,778)	$(203,566,926)

78	NUVEEN

	Year Ended 9/30/17		Year Ended 9/30/16
Symphony High Yield Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	55,037	$926,359	132,892	$2,045,235
Class C	21,502	355,881	22,850	358,787
Class R6[1]	—	—	68,743	1,125,000
Class I	43,030	719,943	52,341	833,193
Shares issued to shareholders due to reinvestment of distributions:
Class A	5,475	92,085	7,659	121,446
Class C	3,110	52,222	2,367	37,370
Class R6[1]	—	—	—	—
Class I	1,647	27,803	8,551	135,574
	129,801	2,174,293	295,403	4,656,605
Shares redeemed:
Class A	(108,889)	(1,826,380)	(191,624)	(3,017,795)
Class C	(17,086)	(284,712)	(19,045)	(289,558)
Class R6[1]	(30,881)	(518,034)	—	—
Class I	(116,158)	(1,945,031)	(238,979)	(3,754,058)
	(273,014)	(4,574,157)	(449,648)	(7,061,411)
Net increase (decrease)	(143,213)	$(2,399,864)	(154,245)	$(2,404,806)
[1]	Class R6 Shares were established on June 30, 2016.

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period, were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Purchases	$442,618,392	$2,221,669,243	$5,108,919
Sales and maturities	364,954,492	925,060,634	7,002,176

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio as determined on a federal income tax basis, as of September 30, 2017.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Tax cost of investments	$764,800,646	$2,323,362,438	$11,882,728
Gross unrealized:
Appreciation	$22,383,610	$19,035,735	$500,016
Depreciation	(72,376,917)	(67,022,788)	(1,042,744)
Net unrealized appreciation (depreciation) of investments	$(49,993,307)	$(47,987,053)	$(542,728)

NUVEEN	79

Notes to Financial Statements (continued)

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Tax cost of swaps	$216,144	$—	$—
Net unrealized appreciation (depreciation) of swaps	—	—	—

Permanent differences, primarily due to investments in partnerships, distressed PIK bond adjustments, bond premium amortization adjustments and treatment of notional principal contracts resulted in reclassifications among the Funds’ components of net assets as of September 30, 2017, the Funds’ tax year end, as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Capital paid-in	$—	$(28)	$(1)
Undistributed (Over-distribution of) net investment income	608,598	2,195,166	4,350
Accumulated net realized gain (loss)	(608,598)	(2,195,138)	(4,349)

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2017, the Funds’ tax year end, were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Undistributed net ordinary income[1],2	$3,850,410	$1,459,297	$142,853
Undistributed net long-term capital gains	—	—	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2017 through September 30, 2017, and paid on October 2, 2017.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended September 30, 2017 and September 30, 2016, was designated for purposes of the dividends paid deduction as follows:

2017	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Distributions from net ordinary income[2]	$50,853,977	$83,239,796	$723,190
Distributions from net long-term capital gains	—	—	—

2016	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Distributions from net ordinary income[2]	$49,669,554	$45,216,039	$794,263
Distributions from net long-term capital gains	—	—	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of September 30, 2017, the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Capital losses to be carried forward – not subject to expiration	$76,893,654	$35,590,897	$1,808,026

During the Funds’ tax year ended September 30, 2017, Symphony High Yield Bond utilized $70,547 of its capital loss carryforward.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Symphony is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

80	NUVEEN

For the period October 1, 2016 through July 31, 2017, the annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
For the first $125 million	0.4500%	0.4500%	0.4500%
For the next $125 million	0.4375	0.4375	0.4375
For the next $250 million	0.4250	0.4250	0.4250
For the next $500 million	0.4125	0.4125	0.4125
For the next $1 billion	0.4000	0.4000	0.4000
For net assets over $2 billion	0.3750	0.3750	0.3750

Effective August 1, 2017, the annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
For the first $125 million	0.4500%	0.4500%	0.4500%
For the next $125 million	0.4375	0.4375	0.4375
For the next $250 million	0.4250	0.4250	0.4250
For the next $500 million	0.4215	0.4215	0.4215
For the next $1 billion	0.4000	0.4000	0.4000
For the next $3 billion	0.3750	0.3750	0.3750
For the next $5 billion	0.3500	0.3500	0.3500
For net assets over $10 billion	0.3375	0.3375	0.3375

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2017, the complex-level fee for each Fund was 0.1599%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 shares will be less than the expense limitation. The expense limitation that expire may be terminated or modified prior to that date only with the approval of the Board. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Funds.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Symphony Credit Opportunities	0.79%	July 31, 2019	1.35%
Symphony Floating Rate Income	0.85	July 31, 2019	1.10
Symphony High Yield Bond	0.79	July 31, 2019	N/A
N/A	– Not applicable.

NUVEEN	81

Notes to Financial Statements (continued)

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Sales charges collected (Unaudited)	$245,672	$982,621	$3,385
Paid to financial intermediaries (Unaudited)	219,139	905,214	3,077

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Commission advances (Unaudited)	$128,195	$975,821	$2,869

To compensate for commissions advanced to financial intermediaries all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
12b-1 fees retained (Unaudited)	$109,199	$324,703	$2,100

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
CDSC retained (Unaudited)	$11,933	22,278	30

As of the end of the reporting period, Nuveen owned shares of the Funds as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Class A Shares	—	—	2,500
Class C Shares	—	—	2,500
Class R6 Shares	—	1,227	1,588
Class I Shares	—	—	473,594
Class T Shares	1,223	1,261	—

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Funds had no such unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Funds had no such outstanding participation commitments.

82	NUVEEN

9. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period. The Unsecured Credit Line was not renewed after its scheduled Termination Date on July 27, 2017.

$3 Billion Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which includes the Funds covered by the shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

$96.7 Million Committed Line of Credit

Symphony Credit Opportunities and Symphony Floating Rate Income, along with certain of the Participating Funds (the “Subset of Participating Funds”), had established a 364-day, $96,687,000 standby credit facility with a lender, under which the Subset of Participating Funds borrowed for various purposes other than leveraging for investment purposes. This standby credit facility was in addition to the $3 billion standby credit facility. The Subset of Participating Funds only borrowed from either the $96,687,000 standby credit facility or the $3 billion standby credit facility at any one time. This standby credit facility expired in October 2017 (subsequent to the close of the reporting period).

This standby credit facility had the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which were recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, were allocated among such Subset of Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Subset of Participating Fund.

During the current fiscal period, Symphony Credit Opportunities utilized this facility. The Fund’s maximum outstanding balance during the utilization period was as follows:

Symphony Credit Opportunities
Maximum Outstanding Balance	$25,000,000

During the current fiscal period, and during the Fund’s utilization period, the average daily balance outstanding and average annual interest rate on Borrowings was as follows:

Symphony Credit Opportunities
Average daily balance outstanding	$15,750,000
Average annual interest rate	2.23%

Borrowings outstanding as of the end of the reporting period, if any are recognized as “Borrowings” on the Statement of Assets and Liabilities. None of the other Funds utilized this facility during the current fiscal period.

NUVEEN	83

Notes to Financial Statements (continued)

10. New Accounting Pronouncements

Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

During March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

84	NUVEEN

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Symphony Asset Management LLC 555 California Street Rene Suite 2975 San Francisco, CA 94104	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Drive Chicago, IL 60601 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended September 30, 2017:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
% of Interest-Related Dividends	65.2%	26.2%	96.6%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	85

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Beta: A measure of the volatility of a portfolio relative to the overall market. A beta less than 1.0 indicates lower risk than the market; a beta greater than 1.0 indicates higher risk than the market.

Credit Suisse Leveraged Loan Index: A representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Custom Benchmark Index: An index comprised 60% of the ICE BofA/Merrill Lynch U.S. High Yield Master II Index and 40% Credit Suisse Leveraged Loan Index. The ICE BofA/Merrill Lynch U.S. High Yield Master II Index tracks the performance of U.S. Dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. The Credit Suisse Leveraged Loan Index is a representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

ICE BofA/Merrill Lynch U.S. High Yield Master II Index: Tracks the performance of U.S. Dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges and management fees.

Lipper High Yield Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper High Yield Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Loan Participation Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Loan Participation Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

86	NUVEEN

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), oversees the management of the Funds, including the performance of Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), and Symphony Asset Management LLC, the Funds’ sub-adviser (the “Sub-Adviser”). As required by applicable law, after the initial term of the respective Fund following commencement of its operations, the Board is required to consider annually whether to renew the Fund’s management agreement with the Adviser (the “Investment Management Agreement”) and its sub-advisory agreement with the Sub-Adviser (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”). Accordingly, the Board met in person on April 11-12, 2017 (the “April Meeting”) and May 23-25, 2017 (the “May Meeting”) to consider the approval of each Advisory Agreement for the Funds that was up for renewal for an additional one-year period.

The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; payments to intermediaries such as 12b-1 fees, sub-transfer agency fees and other payments; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the sub-advisers and their investment teams. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Funds and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.

In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and Sub-Adviser (the Adviser and the Sub-Adviser are each a “Fund Adviser”); an analysis of fund performance including comparative industry data and a detailed focus on performance outliers; an analysis of the Sub-Adviser; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data, comparing, in relevant part, each Fund’s fees and expenses with those of a comparable universe of funds (the “Peer Universe”) and with a more focused subset of the Peer Universe (the “Peer Group”), as selected by Broadridge (the “Broadridge Report”). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

As part of its annual review, the Board met at the April Meeting to review the investment performance of the Funds and to consider the Adviser’s analysis of the Sub-Adviser evaluating, among other things, the Sub-Adviser’s assets under management, investment team, performance, organizational stability, and investment approach. During the review, the Independent Board Members requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining

NUVEEN	87

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.

The Board further noted the Adviser’s continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Funds. The Board recognized the Adviser’s investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser’s continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen’s cybersecurity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.

In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser’s continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches that are more relevant to current shareholder needs. With respect to open-end Nuveen funds, such initiatives also included, but were not limited to, (a) implementing the multi-class solutions platform through the launch of several multi-asset income funds; (b) creating new share classes on several funds, including Nuveen Symphony High Yield Bond Fund (the “High Yield Fund”), to potentially attract new clients and respond to regulatory developments; (c) reviewing the pricing of the open-end product line which resulted in the reduction of the management fee and/or temporary expense cap for various funds, including the reduction of the temporary expense cap of Nuveen Symphony Credit Opportunities Fund (the “Credit Fund”) and the High Yield Fund; (d) lowering the sales load breakpoints on certain municipal open-end funds to make them more competitive in the marketplace; (e) modifying the investment policies of various funds; and (f) creating a new product line of exchange-traded funds (“ETFs”).

In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.

Similarly, the Board considered the sub-advisory services provided by the Sub-Adviser to the Funds. The Sub-Adviser generally provided portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen funds it sub-advises. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B. The Investment Performance of the Funds and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2016 as well as performance data for the first quarter of 2017 ending March 31, 2017 (or for such shorter periods available for the High Yield Fund, which did not exist for part of the foregoing time frame). The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.

In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize leverage which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that

88	NUVEEN

management had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these differences or other factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark and the applicable Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the particular Fund’s performance.

In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members. The Independent Board Members also noted that although the open-end funds offer multiple classes and the performance data was based on Class A shares, the performance of the other classes of a fund should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund’s performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

For the Credit Fund, the Board noted that the Fund ranked in the first quartile in its Performance Peer Group in the one-year period, the third quartile in the three-year period and the second quartile in the five-year period. Although the Fund underperformed its benchmark in the three-year period, the Fund outperformed its benchmark in the one- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen Symphony Floating Rate Income Fund (the “Floating Rate Fund”), the Board noted that the Fund ranked in the second quartile in its Performance Peer Group in the one- and three-year periods and the first quartile in the five-year period. Although the Fund underperformed its benchmark in the three-year period, the Fund outperformed its benchmark in the one- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For the High Yield Fund, the Board noted that although the Fund ranked in the fourth quartile in the Performance Peer Group in the three-year period, the Fund ranked in the second quartile in the one-year period. The Fund also underperformed its benchmark for the one- and three-year periods. The Board recognized the Fund’s absolute positive performance over the one- and three-year periods. The Board was satisfied with the Fund’s overall performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed and considered, among other things, the gross management fees and, after taking into effect any expense limitation arrangement and/or fee waivers (to the extent applicable), the net management fees paid by the Funds. The Board further considered the net total expense ratio of each Fund (expressed as a percentage of average net assets) as the expense ratio is most reflective of the investors’ net experience in a Fund as it directly reflected the costs of investing in the respective Fund.

In addition, the Board reviewed the Broadridge Report comparing, in relevant part, each Fund’s gross and net advisory fees and net total expense ratio with those of a Peer Universe and/or Peer Group, as applicable. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe or Peer Group; changes each year of funds comprising the Peer Universe and Peer Group; and levels of expense reimbursements and fee waivers. Nevertheless, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.

The Independent Board Members noted that the Credit Fund had a net management fee in line with its peer average and a net expense ratio below its peer average, and the Floating Rate Fund and the High Yield Fund each had a net management fee and net expense ratio below its respective peer averages. The Board also noted that, for the High Yield Fund, there was not a management fee after fee waivers and expense reimbursements for the last fiscal year.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In their evaluation of the management fee schedule, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules, as described in further detail below. In this regard, the Board was aware that as a result of a review of the pricing of the Nuveen open-end funds, the management fees and/or expense caps of various open-end funds had been reduced in 2016. The Independent Board Members also took into account any expense reimbursements and/or fee waivers provided by Nuveen. In addition, the Independent Board Members recognized that the fund-level breakpoint schedules of the Nuveen open-end funds recently were revised resulting in the addition of more breakpoints in the management fee schedules of the funds. The Board recognized that the revised schedules would provide for the potential of additional savings for shareholders if the respective fund’s assets under management grow.

Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the respective Fund Adviser’s fee rates for providing advisory services to other types of clients. For the Adviser and/or the Sub-Adviser, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds and other investment companies that are not offered by Nuveen but are sub-advised by the Sub-Adviser. The Board further noted that the Adviser also advises certain ETFs sponsored by Nuveen.

In reviewing the fee rates assessed to other clients, the Board reviewed, among other things, the range of fees assessed for managed accounts and hedge funds. With respect to hedge funds, the Board noted that the Sub-Adviser also assessed a performance fee for advising a hedge fund or account. The Board also reviewed the average fee rate for certain strategies offered by the Sub-Adviser.

The Board recognized the inherent differences between the Nuveen funds and the other types of clients. The Board considered information regarding these various differences which included, among other things, the services required, product distribution, average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.

The Independent Board Members noted that the sub-advisory fees paid by the Adviser to the Sub-Adviser, however, were generally for portfolio management services. The Board noted such sub-advisory fees were more comparable to the fees of retail wrap accounts and other external sub-advisory mandates.

Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Board concluded that such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The Board has appointed two Independent Board Members, who along with independent legal counsel, helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen’s operating margins for its advisory activities in 2016 were similar to that of 2015.

90	NUVEEN

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.

In addition to the Adviser’s profitability, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

When evaluating the level of the advisory fees, the Independent Board Members considered whether there will be any economies of scale that may be realized by the Fund Adviser as a Fund grows and the extent to which these economies were shared with the Funds and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways the Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the Nuveen funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. As noted, the Board had recently approved revised fund-level breakpoint schedules for the open-end funds which resulted in additional breakpoints added to the breakpoint schedules and therefore the potential for additional savings as a fund’s asset level grows.

The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Funds through their temporary and/or permanent expense caps. The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee waivers and expense reimbursements (if applicable) as well as fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the principal underwriter for the open-end funds providing distribution and shareholder services to the funds for which it may be compensated through sales charges and distribution fees and shareholder services fees pursuant to the funds’ Rule 12b-1 distribution and service plan or otherwise. The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the calendar year ending December 31, 2016.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that the research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	175
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	175
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	175
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	175

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Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	175
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	175
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	175
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	175
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	175

94	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	175
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	173

Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since February 2017) of Nuveen, LLC; President, Global Products and Solutions (since July 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since August 2017), formerly, Co-President (October 2016-August 2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	175

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since October 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	89
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.	175
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	175

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Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Chartered Financial Analyst.	175
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	175
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	175
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011 of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010).	175
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	175
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (Since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.	175
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (Since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	175
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	175

96	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	175

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)	“Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

NUVEEN	97

Notes

98	NUVEEN

Notes

NUVEEN	99

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen
, 333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-SCFR-0917D        304519-INV-Y-11/18

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended September 30, 2017	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Symphony Credit Opportunities Fund	40,710	0	0	0
Nuveen Symphony Floating Rate Income Fund	38,580	0	0	0
Nuveen Symphony High Yield Bond Fund	36,050	1,500	0	0

Total	$115,340	$1,500	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Symphony Credit Opportunities Fund	0%	0%	0%	0%
Nuveen Symphony Floating Rate Income Fund	0%	0%	0%	0%
Nuveen Symphony High Yield Bond Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2016	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Symphony Credit Opportunities Fund	36,725	0	0	0
Nuveen Symphony Floating Rate Income Fund	34,655	0	0	0
Nuveen Symphony High Yield Bond Fund	32,585	0	0	0

Total	$103,965	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Symphony Credit Opportunities Fund	0%	0%	0%	0%
Nuveen Symphony Floating Rate Income Fund	0%	0%	0%	0%
Nuveen Symphony High Yield Bond Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2017	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%
Fiscal Year Ended September 30, 2016	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2017	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Symphony Credit Opportunities Fund	0	0	0	0
Nuveen Symphony Floating Rate Income Fund	0	0	0	0
Nuveen Symphony High Yield Bond Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended September 30, 2016	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Symphony Credit Opportunities Fund	0	0	0	0
Nuveen Symphony Floating Rate Income Fund	0	0	0	0
Nuveen Symphony High Yield Bond Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust III

By (Signature and Title)	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme
Vice President and Secretary

Date: December 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: December 7, 2017

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: December 7, 2017